Registration No. 333-17633
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                        POST-EFFECTIVE AMENDMENT NO. 7 TO


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
        OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


         SEPARATE ACCOUNT I
                 of
     THE EQUITABLE LIFE ASSURANCE                 Christopher M. Condron,
        SOCIETY OF THE UNITED STAT                Chief Executive Officer
      (Exact Name of Trust)              The Equitable Life Assurance Society of
     THE EQUITABLE LIFE ASSURANCE                     the United States
      SOCIETY OF THE UNITED STATES               1290 Avenue of the Americas
       (Exact Name of Depositor)                   New York, New York 10104
      1290 Avenue of the Americas        (Name and Address of Agent for Service)
        New York, New York 10104
    (Address of Depositor's Principal
           Executive Offices)


                     ---------------------------------------

              Telephone Number, Including Area Code: (212) 554-1234

                    ----------------------------------------

                  Please send copies of all communications to:


      ROBIN WAGNER                               with a copy to:
   Vice President & Counsel                    Thomas C. Lauerman
  The Equitable Life Assurance                  Foley & Lardner
  Society of the United States                 Washington Harbour
  1290 Avenue of the Americas                  3000 K Street Northwest
   New York, New York 10104                    Washington, D.C. 20007




                    ----------------------------------------

      Securities Being Registered: Units of Interest in Separate Account I

It is proposed that this filing will become effective (check appropriate line):


_____ immediately upon filing pursuant to paragraph (b) of Rule 485

__X__ on (May 1, 2003) pursuant to paragraph (b) of Rule 485

_____ 60 days after filing pursuant to paragraph (a) of Rule 485

_____ on (date) pursuant to paragraph (a) of Rule 485

                                      NOTE


This Post Effective Amendment No. 7 ("PEA") to the Form S-6 Registration Statement No. 333-17633 ("Registration Statement") of The Equitable Life Assurance Society of the United States ("Equitable Life") and its Separate Account I is being filed for the purpose of including in this Registration Statement prospectus supplements to the Separate Account I prospectus. The supplement contains year-end financial statements for Equitable Life and Separate Account I. Other than as set forth herein, the PEA does not amend or delete any Separate Account I prospectus, any other supplement thereto, or any other part of the Registration Statement.

The Equitable Life Assurance Society
of the United States
Variable Life Insurance Policies
   The Champion
   SP-1
   Basic Policy
   Expanded Policy

PROSPECTUS SUPPLEMENT DATED MAY 1, 2003
--------------------------------------------------------------------------------

This supplement updates certain information in the most recent prospectus you received for your Equitable variable life insurance policy listed above, and in any prior supplements to that prospectus.(1)


(1) ABOUT THE PORTFOLIOS OF THE TRUSTS. You should note that some Portfolios have objectives and strategies that are substantially similar to those of certain trusts that are purchased directly rather than under a variable insurance product such as your Equitable Life policy. These Portfolios may even have the same investment managers and/or advisers and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in trust cash flows; and specific strategies employed by the Portfolio manager.

Equitable Life serves as the investment manager of the Portfolios of the EQ Advisors Trust. The advisers for the Portfolios, listed in the chart below, are those who make the investment decisions for each Portfolio.



------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
 Portfolio Name            Objective                                                     Adviser(s)
------------------------------------------------------------------------------------------------------------------------------------
EQ/AGGRESSIVE STOCK        Seeks to achieve long-term growth of capital.                 o Alliance Capital Management L.P.
                                                                                         o MFS Investment Management
                                                                                         o Marsico Capital Management, LLC
                                                                                         o Provident Investment Counsel, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE COMMON STOCK   Seeks to achieve long-term growth of capital.                 o Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERMEDIATE   Seeks to achieve high current income consistent with          o Alliance Capital Management L.P.
 GOVERNMENT SECURITIES     relative stability of principal.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BALANCED                Seeks to achieve a high return through both appreciation      o Alliance Capital Management L.P.
                           of capital and current income.                                o Capital Guardian Trust Company
                                                                                         o Mercury Advisors
                                                                                         o Jennison Associates LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/HIGH YIELD              Seeks to achieve a high total return through a                o Alliance Capital Management L.P.
                           combination of current income and capital appreciation.       o Pacific Investment Management Company
                                                                                           LLC (PIMCO)
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET            Seeks to obtain a high level of current income, preserve      o Alliance Capital Management L.P.
                           its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------



Other important information about the Portfolios is included in the Prospectus for the Trust attached at the end of this prospectus.


----------
1 The dates of such prior prospectuses are listed for your information in Appendix B to this supplement. You should keep this supplement with your prospectus and any previous prospectus supplement. We will send you another copy of any prospectus or supplement, without charge, on written request



   Copyright 2003 The Equitable Life Assurance Society of the United States.
                             All rights reserved.
                                                                          X00525

(2) INVESTMENT PORTFOLIOS. Your policy offers the investment portfolios listed in the table below. In addition to the other charges we make under your policy, you also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option (Fund) you are using. This table shows the fees and expenses for 2002 as an annual percentage of each Portfolio's daily average net assets. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year.



------------------------------------------------------------------------------------------------------------------------------------
                  EQ ADVISORS TRUST                                               2002 Fees and Expenses
                                                 -----------------------------------------------------------------------------------
                                                                                               2002 Fees and
                                                                                 Total      Expenses (Fee waivers)
                                                 Management     Other            Annual         and/or Expense         Net Total
                   Portfolio Name*                Fees(1)     Expenses(2)    Expenses(3)(4)   Reimbursements(5)   Annual Expenses(3)
------------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                              0.63%          0.08%             0.71%             --                 0.71%
EQ/Alliance Common Stock                         0.48%          0.06%             0.54%             --                 0.54%
EQ/Alliance Intermediate Government Securities   0.50%          0.09%             0.59%             --                 0.59%
EQ/Balanced                                      0.57%          0.09%             0.66%           -0.01%               0.65%
EQ/High Yield                                    0.60%          0.09%             0.69%             --                 0.69%
EQ/Money Market                                  0.33%          0.06%             0.39%             --                 0.39%
------------------------------------------------------------------------------------------------------------------------------------



(1) The management fees shown reflect revised management fees, effective May 1, 2002, which were approved by shareholders. The management fees for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.


(2) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses.

(3) Equitable Life credited each variable investment option daily to offset investment management fees and other expenses of the Portfolios that exceed a 0.25% effective annual rate.


(4) A portion of the brokerage commissions each EQ Advisors Trust Portfolio pays is used to reduce the Portfolio's expenses. If the above table reflected the portion of the brokerage commissions used to reduce Portfolio expenses, the figures would be as shown in the table below:



    --------------------------------------------------------------------------------------------------------------------------------
          Portfolio Name
    --------------------------------------------------------------------------------------------------------------------------------
    EQ/Aggressive Stock                                                         0.66%
    --------------------------------------------------------------------------------------------------------------------------------
    EQ/Alliance Common Stock                                                    0.49%
    --------------------------------------------------------------------------------------------------------------------------------
    EQ/Balanced                                                                 0.63%
    --------------------------------------------------------------------------------------------------------------------------------



(5) Equitable Life, the Trusts' manager, has entered into Expense Limitation Agreements with respect to certain Portfolios which are effective through April 30, 2003. Under these agreements Equitable life has agreed to waive or limit its fees and assume other expenses of each of these Portfolios if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) to not more than the amounts specified above as Net Total Annual Expenses. Portfolios that show "--" in this column have no expense limitation arrangement in effect. See the prospectus for the Trust for more information about the Expense Limitation Agreements.

(3) EQUITABLE. We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is an indirect, wholly owned subsidiary of AXA Financial, Inc., the holding company. AXA, a French holding company for an international group of insurance and related financial services companies, is the sole shareholder of AXA Financial, Inc. Equitable Life is obligated to pay all amounts that are promised to be paid under the policies. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $415.31 billion in assets as of December 31, 2002. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

(4) SPLIT-DOLLAR AND OTHER EMPLOYEE BENEFIT PROGRAMS. In 2002, the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as proposed regulations. Together, they provide new proposed and interim guidance on such arrangements. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. Further guidance is anticipated. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of recent amendments to the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.

(5) FINANCIAL STATEMENTS. The financial statements of Separate Account I as of December 31, 2002 and for the three years in the period ended December 31, 2002 and the financial statements of Equitable Life as of December 31, 2002 and 2001 and for the three years in the period ended December 31, 2002 incorporated in this prospectus supplement have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Equitable Life contained in this prospectus supplement should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the Funds in the Separate Account.

(6) INVESTMENT PERFORMANCE. Separate Account I financial statements set forth below contain information about the net return for each Fund (variable investment option) which commenced operations prior to December 31, 2002. The attached prospectus for EQ Advisors Trust contains rates of return and other Portfolio performance information for various periods ended December 31, 2002. The changes in the Account Value/Cash Value of your policy depend not only on the performance of the Portfolios, but also on the deductions and charges under your policy.


The values reported for all policies are computed using net rates of return for the corresponding Portfolios of EQ Advisors Trust. The returns reported for each of the policy forms are reduced only by any mortality and expense risk charge deducted from Separate Account assets. To obtain the current unit values of the Separate Account Funds, call (888) 855-5100.


(7) MANAGEMENT. A list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years is contained in Appendix A to this supplement.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT I


INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants......................................... FSA-2
Financial Statements:
  Statements of Assets and Liabilities, December 31, 2002................. FSA-3
  Statements of Operations for the Years Ended December 31, 2002, 2001
    and 2000.............................................................. FSA-4
  Statements of Changes in Net Assets for the Years Ended December 31,
    2002, 2001 and 2000................................................... FSA-6
  Notes to Financial Statements........................................... FSA-8

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Accountants.........................................   F-1
Consolidated Financial Statements:
  Consolidated Balance Sheets, December 31, 2002 and 2001.................   F-2
  Consolidated Statements of Earnings, Years Ended December 31, 2002,
    2001 and 2000.........................................................   F-3
  Consolidated Statements of Shareholder's Equity and Comprehensive
    Income, Years Ended December 31, 2002, 2001 and 2000..................   F-4
  Consolidated Statements of Cash Flows, Years Ended December 31,
    2002, 2001 and 2000...................................................   F-5
  Notes to Consolidated Financial Statements..............................   F-7

                                     FSA-1

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account I of The Equitable Life Assurance Society of the United States


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the separate Variable Investment Options, listed in Note 1 to such financial statements, of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account I at December 31, 2002, the results of each of their operations and the changes in each of their net assets for each of the three years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments in EQ Advisors Trust at December 31, 2002 by correspondence with the transfer agent of EQ Advisors Trust, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP
New York, New York
February 4, 2003

                                     FSA-2

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002



                                                                           EQ/Alliance
                                                  EQ/                      Intermediate
                                               Aggressive   EQ/Alliance    Government       EQ/           EQ/High        EQ/Money
                                                 Stock      Common Stock   Securities     Balanced         Yield          Market
                                              ------------  -------------  -----------   -----------    -----------    -----------
Assets:
Investments in shares of The Trust,
  at fair value...........................    $ 13,393,256  $ 408,668,158  $ 7,128,278   $25,388,540    $ 7,421,919    $65,428,953
Receivable for Trust shares sold..........              --             --           --            --             --             --
Receivable for policy-related
  transactions............................              --             --           --            --             --             --
                                              ------------    -----------  -----------   -----------    -----------    -----------
  Total assets............................      13,393,256    408,668,158    7,128,278    25,388,540      7,421,919     65,428,953
                                              ------------    -----------  -----------   -----------    -----------    -----------

Liabilities:
Payable for Trust shares purchased........           3,820         54,670       11,123        10,449          3,212         21,766
Payable for policy-related transactions...         564,046     14,305,070      371,157     1,570,875      1,124,305      2,637,740
                                              ------------    -----------  -----------   -----------    -----------    -----------

  Total liabilities.......................         567,866     14,359,740      382,280     1,581,324      1,127,517      2,659,506
                                              ------------    -----------  -----------   -----------    -----------     ----------


Net Assets................................     $12,825,390  $ 394,308,418   $6,745,998   $23,807,216     $6,294,402    $62,769,447
                                               ===========  =============   ==========   ===========     ==========    ===========
Net Assets:
Accumulation - nonunitized................     $12,775,983  $393,235,680    $6,683,343   $23,743,219     $6,260,831    $62,712,654
Retained by Equitable Life in
  Separate Account I .....................          49,407     1,072,738        62,655        63,997         33,571         56,793
                                              ------------    -----------  -----------   -----------    -----------     ----------
Total net assets..........................     $12,825,390  $394,308,418    $6,745,998   $23,807,216     $6,294,402    $62,769,447
                                               ===========  =============   ==========   ===========    ===========    ===========
Investments in shares of The Trust, at cost    $20,058,370  $556,485,968    $6,849,239   $28,924,274    $10,284,383    $64,263,215

Trust Shares held - Class A                        822,587    38,974,672       692,046     2,024,732      1,538,548      6,305,432



----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT I

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,


                                                                   EQ/Aggressive Stock
                                                    -------------------------------------------------
                                                          2002             2001             2000
                                                    ---------------  ---------------  ---------------

Income and Expenses:
   Investment Income:
      Dividends from The Trust ............         $         2,069  $       112,593  $       114,466
   Expenses:
      Mortality and expense risk charges ..                  78,396           96,450          142,862
                                                    ---------------  ---------------  ---------------
Net Investment Income (Loss) ..............                 (76,327)          16,143          (28,396)
                                                    ---------------  ---------------  ---------------
Realized and Unrealized Gain (Loss) on
Investments:
      Realized gain (loss) on investments                  (648,676)         (49,207)         403,975
      Realized gain distribution from
        The Trust .........................                      --               --        2,033,898
                                                    ---------------  ---------------  ---------------
   Net realized gain (loss) ...............                (648,676)         (49,207)       2,437,873
                                                    ---------------  ---------------  ---------------
   Change in unrealized appreciation
      (depreciation) of investments .......              (4,783,621)      (6,757,391)      (6,796,279)
                                                    ---------------  ---------------  ---------------
Net Realized and Unrealized Gain (Loss)
      on Investments ......................              (5,432,297)      (6,806,598)      (4,358,406)
                                                    ---------------  ---------------  ---------------
Net Increase (Decrease) in Net Assets
      Resulting from Operations ...........         $    (5,508,624) $    (6,790,455) $    (4,386,802)
                                                    ===============  ===============  ===============


                                                                 EQ/Alliance Common Stock
                                                    -------------------------------------------------
                                                          2002             2001             2000
                                                    ---------------  ---------------  ---------------

Income and Expenses:
   Investment Income:
      Dividends from The Trust ............         $       963,690  $    18,557,190  $    36,867,108
   Expenses:
      Mortality and expense risk charges ..               2,458,066        3,643,596        4,563,019
                                                    ---------------  ---------------  ---------------
Net Investment Income (Loss) ..............              (1,494,376)      14,913,594        2,304,090
                                                    ---------------  ---------------  ---------------
Realized and Unrealized Gain (Loss) on
Investments:
      Realized gain (loss) on investments                (6,836,159)       9,963,484        5,918,216
      Realized gain distribution from
        The Trust .........................                      --          912,239      160,621,524
                                                    ---------------  ---------------  ---------------
   Net realized gain (loss) ...............              (6,836,159)      10,875,723      166,539,740
                                                    ---------------  ---------------  ---------------
   Change in unrealized appreciation
      (depreciation) of investments .......            (205,149,529)    (108,764,481)    (302,872,021)
                                                    ---------------  ---------------  ---------------
Net Realized and Unrealized Gain (Loss)
      on Investments ......................            (211,985,688)     (97,888,758)    (136,332,281)
                                                    ---------------  ---------------  ---------------
Net Increase (Decrease) in Net Assets
      Resulting from Operations ...........         $  (213,480,064) $   (82,975,164)    (134,028,191)
                                                    ===============  ===============  ===============


                                                                EQ/Alliance Intermediate
                                                                  Government Securities
                                                    -------------------------------------------------
                                                          2002             2001             2000
                                                    ---------------  ---------------  ---------------

Income and Expenses:
   Investment Income:
      Dividends from The Trust ............         $       289,086  $       147,743  $       203,519
   Expenses:
      Mortality and expense risk charges ..                  27,156           20,033           15,776
                                                    ---------------  ---------------  ---------------
Net Investment Income (Loss) ..............                 261,930          127,710          187,743
                                                    ---------------  ---------------  ---------------
Realized and Unrealized Gain (Loss) on
Investments:
      Realized gain (loss) on investments  .                 47,963           50,701           (8,007)
      Realized gain distribution from
        The Trust .........................                   7,806               --               --
                                                    ---------------  ---------------  ---------------
   Net realized gain (loss) ...............                  55,769           50,701           (8,007)
                                                    ---------------  ---------------  ---------------
   Change in unrealized appreciation
      (depreciation) of investments .......                 125,048          102,756           89,874
                                                    ---------------  ---------------  ---------------
Net Realized and Unrealized Gain (Loss)
      on Investments ......................                 180,817          153,457           81,867
                                                    ---------------  ---------------  ---------------
Net Increase (Decrease) in Net Assets
      Resulting from Operations ...........         $       442,747  $       281,167  $       269,610
                                                    ===============  ===============  ===============

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-4

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT I

STATEMENTS OF OPERATIONS (Concluded)
FOR THE YEARS ENDED DECEMBER 31,

                                                                       EQ/Balanced
                                                    -------------------------------------------------
                                                          2002             2001             2000
                                                    ---------------  ---------------  ---------------

Income and Expenses:
   Investment Income:
      Dividends from The Trust ............         $       323,342  $       738,637  $     1,030,187
   Expenses:
      Mortality and expense risk charges ..                 128,403          153,104          149,544
                                                    ---------------  ---------------  ---------------
Net Investment Income (Loss) ..............                 194,939          585,533          880,643
                                                    ---------------  ---------------  ---------------
Realized and Unrealized Gain (Loss) on
Investments:
      Realized gain (loss) on investments                  (213,344)         173,564          191,881
      Realized gain distribution from
         The Trust ........................                      --               --        5,022,863
                                                    ---------------  ---------------  ---------------
   Net realized gain (loss) ...............                (213,344)         173,564        5,214,744
                                                    ---------------  ---------------  ---------------
   Change in unrealized appreciation
      (depreciation) of investments .......              (3,655,418)      (1,456,398)      (6,647,024)
                                                    ---------------  ---------------  ---------------
Net Realized and Unrealized Gain (Loss) on
      Investments .........................              (3,868,762)      (1,282,834)      (1,432,280)
                                                    ---------------  ---------------  ---------------
Net Increase (Decrease) in Net Assets
      Resulting from Operations ...........         $    (3,673,823) $      (697,301) $      (551,637)
                                                    ===============  ===============  ===============


                                                                      EQ/High Yield
                                                    -------------------------------------------------
                                                          2002             2001             2000
                                                    ---------------  ---------------  ---------------

Income and Expenses:
   Investment Income:
      Dividends from The Trust ............         $       685,419  $       736,974  $       982,962
   Expenses:
      Mortality and expense risk charges ..                  34,712           39,855           37,739
                                                    ---------------  ---------------  ---------------
Net Investment Income (Loss) ..............                 650,707          697,119          945,223
                                                    ---------------  ---------------  ---------------
Realized and Unrealized Gain (Loss) on
Investments:
      Realized gain (loss) on investments                  (255,497)        (456,682)        (230,284)
      Realized gain distribution from
         The Trust ........................                      --               --               --
                                                    ---------------  ---------------  ---------------
   Net realized gain (loss) ...............                (255,497)        (456,682)        (230,284)
                                                    ---------------  ---------------  ---------------
   Change in unrealized appreciation
      (depreciation) of investments .......                (621,735)        (186,734)      (1,570,960)
                                                    ---------------  ---------------  ---------------
Net Realized and Unrealized Gain (Loss) on
      Investments .........................                (877,232)        (643,416)      (1,801,244)
                                                    ---------------  ---------------  ---------------
Net Increase (Decrease) in Net Assets
      Resulting from Operations ...........         $      (226,525) $        53,703  $      (856,021)
                                                    ===============  ===============  ===============



                                                                     EQ/Money Market
                                                    -------------------------------------------------
                                                          2002             2001             2000
                                                    ---------------  ---------------  ---------------

Income and Expenses:
   Investment Income:
      Dividends from The Trust ............         $     1,036,452  $     2,293,309  $     3,733,585
   Expenses:
      Mortality and expense risk charges ..                 335,931          333,351          324,981
                                                    ---------------  ---------------  ---------------
Net Investment Income (Loss) ..............                 700,521        1,959,958        3,408,604
                                                    ---------------  ---------------  ---------------
Realized and Unrealized Gain (Loss) on
Investments:
      Realized gain (loss) on investments                   645,477          457,930          197,054
      Realized gain distribution from
         The Trust ........................                      --               --            7,346
                                                    ---------------  ---------------  ---------------
   Net realized gain (loss) ...............                 645,477          457,930          204,400
                                                    ---------------  ---------------  ---------------
   Change in unrealized appreciation
      (depreciation) of investments .......                (574,141)        (113,351)         133,841
                                                    ---------------  ---------------  ---------------
Net Realized and Unrealized Gain (Loss) on
      Investments .........................                  71,336          344,579          338,241
                                                    ---------------  ---------------  ---------------
Net Increase (Decrease) in Net Assets
      Resulting from Operations ...........         $       771,857  $     2,304,537  $     3,746,845
                                                    ===============  ===============  ===============

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-5

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,


                                                                   EQ/Aggressive Stock
                                                    -------------------------------------------------
                                                          2002             2001             2000
                                                    ---------------  ---------------  ---------------

Increase (Decrease) in Net Assets
From Operations:
   Net investment income (loss) ...........         $       (76,327) $        16,143  $       (28,396)
   Net realized gain (loss) on investments                 (648,676)         (49,207)       2,437,873
   Change in unrealized appreciation
     (depreciation) on investments ........              (4,783,621)      (6,757,391)      (6,796,279
                                                    ---------------  ---------------  ---------------
   Net increase (decrease) in net assets
      from operations .....................              (5,508,624)      (6,790,455)      (4,386,802)
                                                    ---------------  ---------------  ---------------
Contractowners Transactions:
   Contributions and Transfers:
      Payments received from contractowners               1,054,525        1,138,657        1,254,099
      Transfers between funds, net ........                 522,417          (17,199)         (10,579)
      Transfers for contract benefits and
        terminations ....................                (1,480,234)      (1,549,936)      (1,863,048)
      Contract maintenance charges                         (421,301)        (483,915)        (722,181)
                                                    ---------------  ---------------  ---------------
   Net increase (decrease) in net assets
      from contractowners transactions ....                (324,593)        (912,393)      (1,341,709)
                                                    ---------------  ---------------  ---------------
   Net increase (decrease) in amount
      retained by Equitable Life in
      Separate Account I ..................                    (194)          (8,905)         (97,776)
                                                    ---------------  ---------------  ---------------
Increase (Decrease) in Net Assets .........              (5,833,412)      (7,711,753)      (5,826,287)
Net Assets - Beginning of Period ..........              18,658,801       26,370,554       32,196,841
                                                    ---------------  ---------------  ---------------
Net Assets - End of Period ................         $    12,825,390  $    18,658,801  $    26,370,554
                                                    ===============  ===============  ===============


                                                                 EQ/Alliance Common Stock
                                                    -------------------------------------------------
                                                          2002             2001             2000
                                                    ---------------  ---------------  ---------------

Increase (Decrease) in Net Assets
From Operations:
   Net investment income (loss) ...........         $    (1,494,376) $    14,913,594  $     2,304,090
   Net realized gain (loss) on investments               (6,836,159)      10,875,723      166,539,740
   Change in unrealized appreciation
     (depreciation) on investments ........            (205,149,529)    (108,764,481)    (302,872,021)
                                                    ---------------  ---------------  ---------------
   Net increase (decrease) in net assets
      from operations .....................            (213,480,064)     (82,975,164)    (134,028,191)
                                                    ---------------  ---------------  ---------------
Contractowners Transactions:
   Contributions and Transfers:
      Payments received from contractowners              16,683,704       17,948,604       18,778,540
      Transfers between funds, net ........             (11,010,530)      (1,302,011)      (8,337,206)
      Transfers for contract benefits and
        terminations ......................             (33,957,521)     (40,148,643)     (52,519,062)
      Contract maintenance charges                      (11,450,612)     (18,145,820)     (16,440,501)
                                                    ---------------  ---------------  ---------------
   Net increase (decrease) in net assets
      from contractowners transactions ....             (39,734,959)     (41,647,870)     (58,518,229)
                                                    ---------------  ---------------  ---------------
   Net increase (decrease) in amount
      retained by Equitable Life in
      Separate Account I ..................                  (4,942)       3,147,648        2,022,171
                                                    ---------------  ---------------  ---------------
Increase (Decrease) in Net Assets .........            (253,219,965)    (121,475,386)    (190,524,249)
Net Assets - Beginning of Period ..........             647,528,383      769,003,769      959,528,018
                                                    ---------------  ---------------  ---------------
Net Assets - End of Period ................         $   394,308,418  $   647,528,383  $   769,003,769
                                                    ===============  ===============  ===============

                                                                EQ/Alliance Intermediate
                                                                  Government Securities
                                                    -------------------------------------------------
                                                          2002             2001             2000
                                                    ---------------  ---------------  ---------------

Increase (Decrease) in Net Assets
From Operations:
   Net investment income (loss) ...........         $       261,930  $       127,710  $       187,743
   Net realized gain (loss) on investments                   55,769           50,701           (8,007)
   Change in unrealized appreciation
     (depreciation) on investments ........                 125,048          102,756           89,874
                                                    ---------------  ---------------  ---------------
   Net increase (decrease) in net assets
      from operations .....................                 442,747          281,167          269,610
                                                    ---------------  ---------------  ---------------
Contractowners Transactions:
   Contributions and Transfers:
      Payments received from contractowners                 137,008           94,225           93,121
      Transfers between funds, net ........               2,499,906          808,336         (120,502)
      Transfers for contract benefits and
        terminations ......................                (236,917)        (183,459)         (84,883)
      Contract maintenance charges                         (151,850)        (144,410)         (77,831)
                                                    ---------------  ---------------  ---------------
   Net increase (decrease) in net assets
      from contractowners transactions ....               2,248,147          574,692         (190,095)
                                                    ---------------  ---------------  ---------------
   Net increase (decrease) in amount
      retained by Equitable Life in
      Separate Account I ..................                  14,537           10,741           37,176
                                                    ---------------  ---------------  ---------------
Increase (Decrease) in Net Assets .........               2,705,431          866,600          116,691
Net Assets - Beginning of Period ..........               4,040,567        3,173,967        3,057,276
                                                    ---------------  ---------------  ---------------
Net Assets - End of Period ................         $     6,745,998  $     4,040,567  $     3,173,967
                                                    ===============  ===============  ===============

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-6

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)
FOR THE YEARS ENDED DECEMBER 31,

                                                                       EQ/Balanced
                                                    -------------------------------------------------
                                                          2002             2001             2000
                                                    ---------------  ---------------  ---------------

Increase (Decrease) in Net Assets
From Operations:
   Net investment income (loss) ...........         $       194,939  $       585,533  $       880,643
   Net realized gain (loss) on investments                 (213,344)         173,564        5,214,744
   Change in unrealized appreciation
      (depreciation) on investments .......              (3,655,418)      (1,456,398)      (6,647,024)
                                                    ---------------  ---------------  ---------------
   Net increase (decrease) in net assets
      from operations .....................              (3,673,823)        (697,301)        (551,637)
                                                    ---------------  ---------------  ---------------
Contractowners Transactions:
   Contributions and Transfers:
      Payments received from contractowners               1,105,561        1,128,473        1,197,298
      Transfers between funds, net ........               1,992,000          256,062          281,862
      Transfers for contract benefits and
         terminations .....................              (2,009,477)      (1,863,586)      (1,786,956)
      Contract maintenance charges ........                (601,709)        (842,409)        (834,745)
                                                    ---------------  ---------------  ---------------
   Net increase (decrease) in net assets
     from contractowners transactions .....                 486,375       (1,321,460)      (1,142,541)
                                                    ---------------  ---------------  ---------------
   Net increase (decrease) in amount
     retained by Equitable Life in
     Separate Account I ...................                    (341)          10,165          (69,312)
                                                    ---------------  ---------------  ---------------
Increase (Decrease) in Net Assets .........              (3,187,789)      (2,008,596)      (1,763,490)
Net Assets - Beginning of Period ..........              26,995,005       29,003,601       30,767,091
                                                    ---------------  ---------------  ---------------
Net Assets - End of Period ................         $    23,807,216  $    26,995,005  $    29,003,601
                                                    ===============  ===============  ===============

                                                                      EQ/High Yield
                                                    -------------------------------------------------
                                                          2002             2001             2000
                                                    ---------------  ---------------  ---------------

Increase (Decrease) in Net Assets
From Operations:
   Net investment income (loss) ...........         $       650,707  $       697,119  $       945,223
   Net realized gain (loss) on investments                 (255,497)        (456,682)        (230,284)
   Change in unrealized appreciation
      (depreciation) on investments .......                (621,735)        (186,734)      (1,570,960)
                                                    ---------------  ---------------  ---------------
   Net increase (decrease) in net assets
      from operations .....................                (226,525)          53,703         (856,021)
                                                    ---------------  ---------------  ---------------
Contractowners Transactions:
   Contributions and Transfers:
      Payments received from contractowners                 637,174          644,691          701,843
      Transfers between funds, net ........                 184,516          468,390          (27,349)
      Transfers for contract benefits and
         terminations .....................                (776,434)        (800,367)        (706,600)
      Contract maintenance charges ........                (498,062)        (498,598)        (444,484)
                                                    ---------------  ---------------  ---------------
   Net increase (decrease) in net assets
     from contractowners transactions .....                (452,806)        (185,884)        (476,590)
                                                    ---------------  ---------------  ---------------
   Net increase (decrease) in amount
     retained by Equitable Life in
     Separate Account I ...................                  17,484         (122,748)         120,428
                                                    ---------------  ---------------  ---------------
Increase (Decrease) in Net Assets .........                (661,847)        (254,929)      (1,212,183)
Net Assets - Beginning of Period ..........               6,956,249        7,211,178        8,423,361
                                                    ---------------  ---------------  ---------------
Net Assets - End of Period ................         $     6,294,402  $     6,956,249  $     7,211,178
                                                    ===============  ===============  ===============
                                                                      EQ/Money Market
                                                    -------------------------------------------------
                                                          2002             2001             2000
                                                    ---------------  ---------------  ---------------

Increase (Decrease) in Net Assets
From Operations:
   Net investment income (loss) ...........         $       700,521  $     1,959,958  $     3,408,604
   Net realized gain (loss) on investments                  645,477          457,930          204,400
   Change in unrealized appreciation
      (depreciation) on investments .......                (574,141)        (113,351)         133,841
                                                    ---------------  ---------------  ---------------
   Net increase (decrease) in net assets
      from operations .....................                 771,857        2,304,537        3,746,845
                                                    ---------------  ---------------  ---------------
Contractowners Transactions:
   Contributions and Transfers:
      Payments received from contractowners               2,680,399        3,284,390        3,502,890
      Transfers between funds, net ........              19,146,801        2,763,017          176,475
      Transfers for contract benefits and
         terminations .....................             (22,414,918)      (5,134,210)      (5,379,700)
      Contract maintenance charges ........              (2,594,607)      (2,020,258)      (2,502,575)
                                                    ---------------  ---------------  ---------------
   Net increase (decrease) in net assets
     from contractowners transactions .....              (3,182,325)      (1,107,061)      (4,202,910)
                                                    ---------------  ---------------  ---------------
   Net increase (decrease) in amount
     retained by Equitable Life in
     Separate Account I ...................                    (914)           5,165         (676,487)
                                                    ---------------  ---------------  ---------------
Increase (Decrease) in Net Assets .........              (2,411,382)       1,202,641       (1,132,552)
Net Assets - Beginning of Period ..........              65,180,829       63,978,188       65,110,740
                                                    ---------------  ---------------  ---------------
Net Assets - End of Period ................         $    62,769,447  $    65,180,829  $    63,978,188
                                                    ===============  ===============  ===============


----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-7

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT I

Notes To Financial Statements
December 31, 2002

1.  Organization

    The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account I ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). EQ Advisors Trust ("EQAT" or "Trust") commenced operations on May 1, 1997 and is an open-ended diversified management investment company that sells shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio has separate investment objectives. These financial statements and notes are those of the Account.

    The Account consists of 6 variable investment options offered by EQAT(1):

    o EQ/Aggressive Stock(2)
    o EQ/Alliance Common Stock
    o EQ/Alliance Intermediate Government Securities
    o EQ/Balanced
    o EQ/High Yield(3)
    o EQ/Money Market(4)
    (1) Effective May 18, 2001 the names of the investment options include EQ/.
    (2) Formerly known as Alliance Aggressive.
    (3) Formerly known as EQ/Alliance High Yield.
    (4) Formerly known as EQ/Alliance Money Market.

    Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Equitable Life's other assets and liabilities. All Contracts are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

    The Account is used to fund benefits for variable life policies issued by Equitable Life including SP-1, single premium variable life insurance polices; Champion, scheduled premium variable whole life insurance policies; Basic Policy, level face amount variable life insurance policies; and Expanded Policy, increasing face amount variable life policy.

    The amount retained by Equitable Life in the Account arises principally from
    (1) contributions from Equitable Life, (2) mortality and expense risk charges and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by Equitable Life are not subject to charges for mortality and expense risks. Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

2.  Significant Accounting Policies

    The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
    (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    On November 21, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide "Audits of Investment Companies" which was effective for the December 31, 2001 financial statements. Adoption of the new requirements did not have a significant impact on the Account's financial position or results of operations.

    Investments are made in shares of EQAT and are valued at the net asset value per share of the respective Portfolios. The net asset value is determined by EQAT using the market or fair value of the underlying assets of the Portfolio less liabilities.

    Investment transactions are recorded by the Account on the trade date. Dividend and distributions of capital gains are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of Trust shares (determined on the identified cost basis) and
    (2) Trust distributions representing the net realized gains on Trust investment transactions.

    Receivable/payable for policy-related transactions represent amounts due to/from Equitable Life's General Account predominately related to premiums, surrenders and death benefits.

                                     FSA-8

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT I

Notes To Financial Statements (Continued)
December 31, 2002

2.  Significant Accounting Policies (Concluded)

    Payments received from contractowners represent participant contributions under the Contracts and are reduced by applicable deductions, charges and state premium taxes. Contractowners may allocate amounts in their individual accounts to variable investment options. Transfers between funds, net are amounts that participants have directed to be moved among funds. The net assets of any variable investment option may not be less than the aggregate value of the Contractowners account allocated to that variable investment option. Additional assets are set aside in Equitable Life's General Account to provide for the unearned portion of monthly charges for mortality costs and other policy benefits, as required by state insurance law. Equitable Life's General Account is subject to creditor rights.

    Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in Transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under the Contracts. Included in Contract maintenance charges are administrative and cost of insurance charges deducted monthly under the Contracts.

    The operations of the Account are included in the federal income tax return of Equitable Life which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by Equitable Life is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, Equitable Life retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3.  Purchases and Sales of Investments

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

                                                           Purchases            Sales
                                                           ---------            -----
    EQ/Aggressive Stock                                $  1,922,727        $  2,108,291
    EQ/Alliance Common Stock                             10,094,965          45,470,116
    EQ/Alliance Intermediate Government Securities        3,173,148             448,404
    EQ/Balanced                                           3,890,889           2,650,400
    EQ/High Yield                                         1,528,504             763,128
    EQ/Money Market                                      22,537,756          23,515,000



4.  Expenses and Related Party Transactions

    The assets in each variable investment option are invested in Class A shares of a corresponding mutual fund portfolio of EQAT. Class A Shares are offered by EQAT at net asset value. Class A Shares are subject to fees for investment management and advisory services and other Trust expenses. These fees are reflected in the net asset value of the shares.

    Equitable Life serves as investment manager of EQAT and as such receives management fees for services performed in its capacity as investment manager of EQAT. Equitable Life oversees the activities of the investment advisors with respect to EQAT and is responsible for retaining or discontinuing the services of those advisors. Fees will vary depending on the net asset levels of individual portfolios and range from a low of 0.27% to high of 0.65% of average daily net assets. Equitable Life as investment manager pays expenses for providing investment advisory services to the Portfolios, including the fees of the advisors of each Portfolio.

    Alliance Capital Management L.P. ("Alliance") serves as an investment advisor for the EQ/Alliance Portfolios; EQ/Money Market; as well as a portion of EQ/Aggressive Stock, EQ/Balanced, and EQ/High Yield. Alliance is a limited partnership which is indirectly majority-owned by Equitable Life and AXA Financial, Inc. (parent to Equitable Life).

    AXA Advisors, LLC ("AXA Advisors") is an affiliate of Equitable Life, and a distributor and principal underwriter of the Contracts and the Account. AXA Advisors is registered with the SEC as broker-dealer and is a member of the National Association of Securities Dealers, Inc.

    The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC, or its subsidiaries (affiliates of Equitable Life). AXA Advisors receives commissions and other service-related payments under its Distribution Agreement with Equitable Life and its Networking Agreement with AXA Network.

                                     FSA-9

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT I

Notes To Financial Statements (Continued)
December 31, 2002

5.  Asset Charges

    Under the Contracts, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account at an annual rate of 0.50% of net assets attributable to contractowners.

    Equitable Life makes certain deductions from net premiums before amounts are allocated to the Account. The deductions are for (1) premiums for optional benefits, (2) additional premiums for extra mortality risks, (3) administrative expenses, (4) state premium taxes, and (5) except as to single premium policies, a risk charge for the guaranteed minimum death benefit.

    Equitable Life credits the values of the Contracts participating in the Account to compensate contractowners for their share of the Trust expenses in excess of (1) fees for advisory services at an annual rate equivalent to 0.25% of the average daily value of the aggregate net assets of the Portfolios, and (2) the Trust income taxes, if any. This cap on Trust expenses is reflected in the value reported to contractowners. Excess fees for advisory services are the responsibility of Equitable Life.

    Such reimbursements included in the Dividends from The Trust were $715,568 and $102,014 in EQ/Alliance Common Stock and EQ/Money Market, respectively. Reimbursements for the remaining variable investment options were not material.

6.  Accumulation-nonunitized

    The provisions of variable contracts usually provide for the contractowner transactions to be effected and their interests represented, based upon the number and value of accumulated units representing their interest in the separate account. The product design for the Contracts within Separate Account I are not on a unitized basis. The contractowners account is based upon the accumulated dollar amount invested in the account, not units. The following table presents the Net Assets and Total Return, calculated by using Index Values, for each variable investment option:

                                                                  Years Ended December 31,
                                         ---------------------------------------------------------------------------
    EQ/Aggressive Stock                      2002           2001          2000           1999           1998
    -------------------                      ----           ----          ----           ----           ----
    Net Assets (000's)...................   $ 12,825       $ 18,659       $ 26,371      $ 32,197       $ 30,123
    Total Return.........................   (28.74)%       (25.03)%       (13.23)%        18.62%          0.10%

                                         ---------------------------------------------------------------------------
    EQ/Alliance Common Stock                 2002           2001          2000           1999           1998
    ------------------------                 ----           ----          ----           ----           ----
    Net Assets (000's)...................   $394,308       $647,528       $769,004      $959,528       $813,620
    Total Return.........................   (33.34)%       (10.73)%       (14.27)%        24.73%         28.92%

                                         ---------------------------------------------------------------------------
    EQ/Alliance Intermediate                 2002           2001          2000           1999           1998
    ------------------------                 ----           ----          ----           ----           ----
    Government Securities
    Net Assets (000's)...................    $ 6,746       $  4,041       $  3,174      $  3,057       $  3,224
    Total Return.........................     8.68%           8.00%         8.99%         (0.06)%         7.54%

                                         ---------------------------------------------------------------------------
    EQ/Balanced                              2002           2001          2000           1999           1998
    -----------                              ----           ----          ----           ----           ----
    Net Assets (000's)...................   $ 23,807       $ 26,995       $ 29,004      $ 30,767       $ 27,019
    Total Return.........................   (12.63)%         (1.92)%       (1.48)%        17.43%         17.77%

                                         ---------------------------------------------------------------------------
    EQ/High Yield                            2002           2001          2000           1999            1998
    -------------                            ----           ----          ----           ----            ----
    Net Assets (000's)...................    $ 6,294       $  6,956       $  7,211      $  8,423       $  9,871
    Total Return.........................    (2.76)%          0.86%         (8.71)%       (3.47)%        (5.27)%

                                         ---------------------------------------------------------------------------
    EQ/Money Market                          2002           2001          2000           1999           1998
    ---------------                          ----           ----          ----           ----           ----
    Net Assets (000's)...................   $ 62,769       $ 65,181       $ 63,978      $ 65,111       $ 64,514
    Total Return.........................     1.13%           3.49%          5.88%         4.58%          4.94%

                                     FSA-10

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT I

Notes To Financial Statements (Concluded)
December 31, 2002

7.  Investment Income ratio

    Shown below is the Investment Income ratio throughout the periods indicated. These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the average assets. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

                                                                  Years Ended December 31,
                                         ---------------------------------------------------------------------------
                                               2002           2001          2000           1999           1998
                                               ----           ----          ----           ----           ----
    EQ/Aggressive Stock..................      0.01%          0.49%          0.38%         0.31%          0.43%
    EQ/Alliance Common Stock.............      0.05%          2.38%          0.63%         0.58%          0.62%
    EQ/Alliance Intermediate Government
    Securities...........................      5.24%          3.73%          6.26%         5.00%          5.08%
    EQ/Balanced..........................      1.23%          2.49%          3.30%         2.82%          2.65%
    EQ/High Yield........................      9.39%          9.02%         13.93%         5.73%         10.23%
    EQ/Money Market......................      1.31%          3.28%          5.51%         4.26%          4.77%


                                     FSA-11

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial condition of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 2002 and December 31, 2001 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its method of accounting for variable annuity products that contain guaranteed minimum death benefit and guaranteed minimum income benefit features, and its method of accounting for intangible and long-lived assets in 2002.




/s/ PricewaterhouseCoopers LLP
New York, New York
February 4, 2003

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2002 AND 2001

                                                                                DECEMBER 31         December 31,
                                                                                   2002                 2001
                                                                              -----------------    -----------------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at estimated fair value..............  $    26,278.9        $    23,265.9
  Mortgage loans on real estate.............................................        3,746.2              4,333.3
  Equity real estate........................................................          717.3                875.7
  Policy loans..............................................................        4,035.6              4,100.7
  Other equity investments..................................................          720.3                756.6
  Other invested assets.....................................................        1,327.6                686.0
                                                                              -----------------    -----------------
      Total investments.....................................................       36,825.9             34,018.2
Cash and cash equivalents...................................................          269.6                680.0
Cash and securities segregated, at estimated fair value.....................        1,174.3              1,415.2
Broker-dealer related receivables...........................................        1,446.2              1,950.9
Deferred policy acquisition costs...........................................        5,801.0              5,513.7
Goodwill and other intangible assets, net...................................        3,503.8              3,370.2
Amounts due from reinsurers.................................................        2,351.7              2,237.0
Loans to affiliates, at estimated fair value................................          413.0                400.0
Other assets................................................................        4,028.7              3,754.1
Separate Accounts assets....................................................       39,012.1             46,947.3
                                                                              -----------------    -----------------
TOTAL ASSETS................................................................  $    94,826.3        $    100,286.6
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................  $    23,037.5        $    20,939.1
Future policy benefits and other policyholders liabilities..................       13,975.7             13,542.7
Broker-dealer related payables..............................................          731.0              1,260.7
Customers related payables..................................................        1,566.8              1,814.5
Amounts due to reinsurers...................................................          867.5                798.5
Short-term and long-term debt...............................................        1,274.7              1,475.5
Federal income taxes payable................................................        2,231.0              1,885.0
Other liabilities...........................................................        1,787.1              1,702.0
Separate Accounts liabilities...............................................       38,883.8             46,875.5
Minority interest in equity of consolidated subsidiaries....................        1,777.8              1,776.0
Minority interest subject to redemption rights..............................          515.4                651.4
                                                                              -----------------    -----------------
      Total liabilities.....................................................       86,648.3             92,720.9
                                                                              -----------------    -----------------
Commitments and contingencies (Notes 12, 14, 15, 16 and 17)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value, 2.0 million shares authorized,
  issued and outstanding....................................................            2.5                  2.5
Capital in excess of par value..............................................        4,753.8              4,694.6
Retained earnings...........................................................        2,740.6              2,653.2
Accumulated other comprehensive income......................................          681.1                215.4
                                                                              -----------------    -----------------
      Total shareholder's equity............................................        8,178.0              7,565.7
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................  $    94,826.3        $    100,286.6
                                                                              =================    =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                                      2002               2001               2000
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

REVENUES
Universal life and investment-type product
  policy fee income...........................................   $    1,315.5       $     1,342.3      $     1,413.3
Premiums......................................................          945.2             1,019.9            1,175.0
Net investment income.........................................        2,377.2             2,404.3            2,751.9
Gain on sale of equity investee...............................            -                   -              1,962.0
Investment losses, net........................................         (278.5)             (207.3)            (791.8)
Commissions, fees and other income............................        2,987.6             3,108.5            2,730.8
                                                                -----------------  -----------------  -----------------
      Total revenues..........................................        7,347.0             7,667.7            9,241.2
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.......................................        2,034.0             1,886.9            2,060.3
Interest credited to policyholders' account balances..........          972.5               981.7            1,048.5
Compensation and benefits.....................................        1,155.3             1,220.8              809.0
Commissions...................................................          788.8               742.1              779.3
Distribution plan payments....................................          392.8               429.1              421.3
Amortization of deferred sales commissions....................          229.0               230.8              219.7
Interest expense..............................................           95.7               102.6              116.3
Amortization of deferred policy acquisition costs.............          296.7               287.9              309.0
Capitalization of deferred policy acquisition costs...........         (754.8)             (746.4)            (778.1)
Rent expense..................................................          167.0               156.2              120.1
Amortization of goodwill and other intangible assets, net.....           21.2               178.2               65.0
Expenses related to AXA's minority interest acquisition.......            -                   -                493.9
Other operating costs and expenses............................          920.2               904.9              991.4
                                                                -----------------  -----------------  -----------------
      Total benefits and other deductions.....................        6,318.4             6,374.8            6,655.7
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes and minority interest..........................        1,028.6             1,292.9            2,585.5
Federal income tax expense....................................          (50.9)             (316.2)            (958.3)
Minority interest in net income of consolidated subsidiaries..         (362.8)             (370.1)            (330.3)
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations...........................          614.9               606.6            1,296.9
Earnings from discontinued operations, net of Federal
    income taxes..............................................            5.6                43.9               58.6
Cumulative effect of accounting changes, net of Federal
    income taxes..............................................          (33.1)               (3.5)               -
                                                                -----------------  -----------------  -----------------
Net Earnings..................................................   $      587.4       $       647.0      $     1,355.5
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                                      2002               2001               2000
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year.............        4,694.6             4,723.8            3,557.2
Increase (decrease) in additional paid in capital in
  excess of par value.........................................           59.2               (29.2)           1,166.6
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        4,753.8             4,694.6            4,723.8
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year..........................        2,653.2             3,706.2            2,600.7
Net earnings..................................................          587.4               647.0            1,355.5
Shareholder dividends paid....................................         (500.0)           (1,700.0)            (250.0)
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................        2,740.6             2,653.2            3,706.2
                                                                -----------------  -----------------  -----------------

Accumulated other comprehensive income (loss),
  beginning of year...........................................          215.4                12.8             (392.9)
Other comprehensive income....................................          465.7               202.6              405.7
                                                                -----------------  -----------------  -----------------
Accumulated other comprehensive income, end of year...........          681.1               215.4               12.8
                                                                -----------------  -----------------  -----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................   $    8,178.0       $     7,565.7      $     8,445.3
                                                                =================  =================  =================

COMPREHENSIVE INCOME
Net earnings..................................................   $      587.4       $       647.0      $     1,355.5
                                                                -----------------  -----------------  -----------------
Change in unrealized gains (losses), net of reclassification
   adjustments................................................          465.6               202.6              405.7
Minimum pension liability adjustment..........................             .1                 -                  -
                                                                -----------------  -----------------  -----------------
Other comprehensive income....................................          465.7               202.6              405.7
                                                                -----------------  -----------------  -----------------
COMPREHENSIVE INCOME..........................................   $    1,053.1       $       849.6      $     1,761.2
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                                          2002               2001               2000
                                                                    -----------------  -----------------  -----------------
                                                                                        (IN MILLIONS)

Net earnings.....................................................    $      587.4       $       647.0      $     1,355.5
Adjustments to reconcile net earnings to net cash provided
  by operating activities:
  Interest credited to policyholders' account balances...........           972.5               981.7            1,048.5
  Universal life and investment-type product
    policy fee income............................................        (1,315.5)           (1,342.3)          (1,413.3)
  Net change in broker-dealer and customer related
    receivables/payables.........................................          (237.3)              181.0             (422.9)
  Gain on sale of equity investee................................             -                   -             (1,962.0)
  Investment losses, net.........................................           278.5               207.3              791.8
  Expenses related to AXA's minority interest acquisition........             -                   -                493.9
  Change in deferred policy acquisition costs....................          (458.1)             (458.5)            (469.1)
  Change in future policy benefits...............................           218.0               (15.1)            (825.6)
  Change in property and equipment...............................           (74.5)             (228.5)            (321.0)
  Change in Federal income tax payable...........................            93.3              (231.5)           2,100.2
  Purchase of segregated cash and securities, net................           240.8              (108.8)            (610.4)
  Minority interest in net income of consolidated subsidiaries...           362.8               370.1              330.3
  Change in fair value of guaranteed minimum income
    benefit reinsurance contract.................................          (120.0)                -                  -
  Amortization of goodwill and other intangible assets, net......            21.2               178.2               65.0
  Other, net.....................................................           103.0               315.2              197.6
                                                                     ---------------  -----------------  -----------------


Net cash provided by operating activities........................           672.1               495.8              358.5
                                                                    -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments......................................         2,996.0             2,454.6            2,525.3
  Sales..........................................................         8,037.5             9,285.2            8,069.2
  Purchases......................................................       (12,720.8)          (11,833.9)          (9,660.0)
  (Increase) decrease in short-term investments..................          (568.9)              211.8              141.5
  Sale of equity investee........................................             -                   -              1,580.6
  Acquisition of subsidiary .....................................          (249.7)                -             (1,480.0)
  Loans to affiliates............................................             -                (400.0)               -
  Other, net.....................................................           137.6               (79.4)            (162.1)
                                                                    -----------------  -----------------  -----------------

Net cash (used) provided by investing activities.................        (2,368.3)             (361.7)           1,014.5
                                                                    -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits.....................................................         4,328.5             3,198.8            2,695.6
    Withdrawals and transfers to Separate Accounts...............        (2,022.9)           (2,458.1)          (3,941.8)

  Net (decrease) increase in short-term financings...............          (201.2)             (552.8)             225.2
  Additions to long-term debt....................................             -                 398.1                 .3
  Shareholder dividends paid.....................................          (500.0)           (1,700.0)            (250.0)
  Proceeds from newly issued Alliance units......................             -                   -              1,600.0
  Other, net.....................................................          (318.6)             (456.9)            (281.3)
                                                                    -----------------  -----------------  -----------------


Net cash provided (used) by financing activities.................         1,285.8            (1,570.9)              48.0
                                                                    -----------------  -----------------  -----------------

Change in cash and cash equivalents..............................          (410.4)           (1,436.8)           1,421.0
Cash and cash equivalents, beginning of year.....................           680.0             2,116.8              695.8
                                                                    -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year...........................    $      269.6       $       680.0      $     2,116.8
                                                                    =================  =================  =================

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                    CONTINUED

                                                                      2002               2001               2000
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Supplemental cash flow information
  Interest Paid...............................................   $       80.5       $        82.1      $        97.0
                                                                =================  =================  =================

  Income Taxes (Refunded) Paid................................   $     (139.6)      $       524.2      $       337.6
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1)    ORGANIZATION

      The Equitable Life Assurance Society of the United States ("Equitable Life") is an indirect, wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company," and collectively with its consolidated subsidiaries, "AXA Financial"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable of Colorado ("EOC"). Equitable Life's investment management business, which comprises the Investment Services segment, is principally conducted by Alliance Capital Management L.P. ("Alliance"), and, through November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate which was sold. On September 20, 1999, as part of AXA Financial's "branding" strategic initiative, EQ Financial Consultants, Inc., a broker-dealer subsidiary of Equitable Life, was merged into a new company, AXA Advisors, LLC ("AXA Advisors"). Also, on September 21, 1999, AXA Advisors was transferred by Equitable Life to AXA Distribution Holding Corporation ("AXA Distribution"), a wholly owned indirect subsidiary of the Holding Company, for $15.3 million. The excess of the sales price over AXA Advisors' book value has been recorded in Equitable Life's books as a capital contribution. In February 2000, Equitable Life transferred AXA Network, LLC ("AXA Network") to AXA Distribution for $8.7 million. The excess of sales price over AXA Network's book value has been recorded in Equitable Life's financial statements as a capital contribution. Equitable Life continues to develop and market the "Equitable" brand of life and annuity products, while AXA Distribution's subsidiaries provide financial planning services, distribute products and manage customer relationships.

      In October 2000, Alliance acquired substantially all of the assets and liabilities of SCB Inc., formerly known as of Sanford C. Bernstein Inc. ("Bernstein"), for an aggregate current value of approximately $3.50 billion: $1.48 billion in cash and 40.8 million newly issued units in Alliance ("Alliance Units"). The Holding Company provided Alliance with the cash portion of the consideration by purchasing approximately 32.6 million Alliance Units for $1.60 billion in June 2000. The acquisition was accounted for under the purchase method with the results of Bernstein included in the consolidated financial statements from the acquisition date. The excess of the purchase price over the fair value of net assets acquired resulted in the recognition of goodwill and intangible assets of approximately $3.40 billion. In connection with the issuance of Alliance Units to former Bernstein shareholders, Equitable Life and its consolidated subsidiaries (collectively, the "Company"), recorded a non-cash gain of $393.5 million (net of related Federal income tax of $211.9 million) which is reflected as an addition to capital in excess of par value. In the fourth quarter of 2002, the Company acquired 8.16 million Alliance Units at the aggregate market price of $249.7 million from SCB Inc. and SCB Partners, Inc. under a preexisting agreement (see
      Note 2). Upon completion of this transaction the Company's beneficial ownership in Alliance increased by approximately 3.2%. The Company's consolidated economic interest in Alliance was 42.8% at December 31, 2002, and together with the Holding Company's economic interest in Alliance exceeds 50%.

      AXA, a French holding company for an international group of insurance and related financial services companies, has been the Holding Company's largest shareholder since 1992. In October 2000, the Board of Directors of the Holding Company, acting upon a unanimous recommendation of a special committee of independent directors, approved an agreement with AXA for the acquisition of the approximately 40% of outstanding Holding Company common stock ("Common Stock") it did not already own. Under terms of the agreement, the minority shareholders of the Holding Company received $35.75 in cash and 0.295 of an AXA American Depositary Receipt ("AXA ADR") (before giving effect to AXA's May 2001 four-for-one stock split and related change in ADRs' parity) for each Holding Company share. On January 2, 2001, AXA Merger Corp. ("AXA Merger"), a wholly owned subsidiary of AXA, was merged with and into the Holding Company, resulting in AXA Financial becoming a wholly owned subsidiary of AXA.

2)    SIGNIFICANT ACCOUNTING POLICIES

      Basis of Presentation and Principles of Consolidation
      -----------------------------------------------------

      The preparation of the accompanying consolidated financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management to present fairly the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

      The accompanying consolidated financial statements include the accounts of Equitable Life and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally Alliance; and those investment companies, partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest. The Company's investment in DLJ, which was sold in November 2000, was reported on the equity basis of accounting.

      All significant intercompany transactions and balances except those with discontinued operations (see Note 8) have been eliminated in consolidation. The years "2002," "2001" and "2000" refer to the years ended December 31, 2002, 2001 and 2000, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods with the current presentation.

      Closed Block
      ------------

      When it demutualized on July 22, 1992, Equitable Life established a Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for the payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

      Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

      Discontinued Operations
      -----------------------

      In 1991, management discontinued the business of certain pension operations ("Discontinued Operations"). Discontinued Operations at December 31, 2002 principally consists of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities"), for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance for future losses each quarter and makes adjustments when necessary. Management believes the allowance for future losses at December 31, 2002 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of invested assets ("Discontinued Operations Investment Assets") held by Discontinued Operations. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations (see Note
      8).

      Accounting Changes
      ------------------

      On January 1, 2002, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations," SFAS No. 142, "Goodwill and Other Intangible Assets," and SFAS No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets". SFAS No. 142 embraced an entirely new approach to accounting for goodwill by eliminating the long-standing requirement for systematic amortization and instead imposing periodic impairment testing to determine whether the fair value of the reporting unit to which the goodwill is ascribed supports its continued recognition. Concurrent with its adoption of SFAS No. 142, the Company ceased to amortize goodwill. Amortization of goodwill and other intangible assets for the years ended December 31, 2001 and 2000, respectively, was approximately $73.4 million and $27.1 million, net of minority interest of $104.7 million and $38.0 million, of which $7.6 million and $1.0 million, net of minority interest of $13.6 million and $1.4 million, related to other intangible assets. Net income, excluding goodwill amortization expense, for the years ended December 31, 2001 and 2000, respectively, would have been $712.8 million and $1,381.6 million. The carrying amount of goodwill was $3,112.2 million and $2,974.5 million, respectively, at December 31, 2002 and at December 31, 2001 and relates solely to the Investment Services segment. No losses resulted from completion in 2002 of transitional and annual impairment testing of goodwill and indefinite-lived intangible assets. Amounts presently estimated to be recorded in each of the succeeding five years ending December 31, 2007 for amortization of other intangible assets are not expected to vary significantly from the amount for the full year December 31, 2002 of $8.6 million, net of minority interest of $12.6 million. The gross carrying amount and accumulated amortization of other intangible assets were $531.7 million and $140.1 million, respectively, at December 31, 2002 and $514.6 million and $118.9 million, respectively, at December 31, 2001. SFAS No. 144, retains many of the fundamental recognition and measurement provisions previously required by SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets to be Disposed of," except for the removal of goodwill from its scope, inclusion of specific guidance on cash flow recoverability testing and the criteria that must be met to classify a long-lived asset as held-for-sale. SFAS No. 141 and No. 144 had no material impact on the results of operations or financial position of the Company upon their adoption on January 1, 2002.


      Effective January 1, 2002, the Company changed its method of accounting for liabilities associated with variable annuity contracts that contain guaranteed minimum death benefit ("GMDB") and guaranteed minimum income benefit ("GMIB") features, to establish reserves for the Company's estimated obligations associated with these features. The method was changed to achieve a better matching of revenues and expenses. The initial impact of adoption as of January 1, 2002 resulted in a charge of $33.1 million for the cumulative effect of this accounting change, net of Federal income taxes of $17.9 million, in the consolidated statements of earnings. Prior to the adoption of this accounting change, benefits under these features were expensed as incurred. The impact of this change was to reduce Earnings from continuing operations in 2002 by $113.0 million, net of Federal income taxes of $61.0 million. The pro-forma effects of retroactive application of this change on 2001 and 2000 results were not material.

      On January 1, 2001, the Company adopted SFAS No. 133, as amended, that established new accounting and reporting standards for all derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. Free-standing derivative instruments maintained by the Company at January 1, 2001 included interest rate caps, floors and collars intended to hedge crediting rates on interest-sensitive individual annuity contracts and certain reinsurance contracts. Based upon guidance from the Financial Accounting Standards Board ("FASB") and the Derivatives Implementation Group ("DIG"), the caps, floors and collars could not be designated in a qualifying hedging relationship under SFAS No. 133 and, consequently, require mark-to-market accounting through earnings for changes in their fair values beginning January 1, 2001. In accordance with the transition provision of SFAS No. 133, the Company recorded a cumulative-effect-type charge to earnings of $3.5 million to recognize the difference between the carrying values and fair values of free-standing derivative instruments at January 1, 2001. With respect to adoption of the requirements on embedded derivatives, the Company elected a January 1, 1999 transition date, thereby effectively "grandfathering" existing accounting for derivatives embedded in hybrid instruments acquired, issued, or substantively modified before that date. As a consequence of this election, coupled with recent interpretive guidance from the FASB and the DIG with respect to issues specifically related to insurance contracts and features, adoption of the new requirements for embedded derivatives had no material impact on the Company's results of operations or its financial position. Upon its adoption of SFAS No. 133, the Company reclassified $256.7 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative-effect-type adjustment of $8.9 million in other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001.

      The accounting for the GMIB reinsurance assets that are considered an SFAS No. 133 derivative is discussed in the Policyholders' Account Balances and Future Policy Benefits section of this Note.

      The Company adopted the AICPA's Statement of Position ("SOP") 00-3, which established new accounting and reporting standards for demutualizations, prospectively as of January 1, 2001 with no financial impact upon initial implementation.

      SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," provides the accounting and reporting rules for sales, securitizations, servicing of receivables and other financial assets, for secured borrowings and collateral transactions and extinguishments of liabilities. SFAS No. 140 emphasizes the legal form of the transfer rather than the previous accounting that was based upon the risks and rewards of ownership. SFAS No. 140 was effective for transfers after March 31, 2001 and is principally applied prospectively. Since that March 2001 effective date, no significant transactions were impacted by SFAS No. 140.

      New Accounting Pronouncements
      -----------------------------

      In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities". SFAS No. 146 established financial accounting and reporting standards for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)". SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity be recognized only when the liability is incurred and measured initially at fair value. However, the cost of termination benefits provided under the terms of an ongoing benefit arrangement, such as a standard severance offering based on years of service, continues to be covered by other accounting pronouncements and is unchanged by SFAS No. 146. SFAS No. 146 is effective for exit and disposal activities initiated after December 31, 2002.

      In November 2002, the FASB issued Interpretation ("FIN") No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others". FIN No. 45 addresses the disclosures made by a guarantor in its interim and annual financial statements about obligations under guarantees. FIN No. 45 also clarifies the requirements related to the recognition of a liability by a guarantor at the inception of a guarantee for the obligations that the guarantor has undertaken in issuing that guarantee. The fair value reporting provisions of FIN No. 45 are to be applied on a prospective basis to guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002 (see Note 15). The initial recognition and initial measurement provisions are to be applied only on a prospective basis to guarantees issued or modified after December 31, 2002.

      In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities," to address when it is appropriate to consolidate financial interests in any variable interest entity ("VIE"), a new term to define a business structure that either does not have equity investors with voting or other similar rights or has equity investors that do not provide sufficient financial resources to support its activities. For entities with these characteristics, including many formerly known as special purpose entities, FIN 46 imposes a consolidation model that focuses on the relative exposures of the participants to the economic risks and rewards from the assets of the VIE rather than on ownership of its voting interests, if any, to determine whether a parent-subsidiary relationship exists. Under the VIE consolidation model, the party with a majority of the economic risks or rewards associated with a VIE's activities, including those conveyed by derivatives, credit enhancements, and other arrangements, is the "primary beneficiary" and, therefore, is required to consolidate the VIE.

      The consolidation requirements of FIN 46 phase-in beginning in the first quarter of 2003, with immediate application to all new VIEs created after January 31, 2003 and further application to existing VIEs starting in the first interim period beginning after June 15, 2003. However, specific disclosures are required in 2002 year-end financial statements issued subsequent to January 31, 2003 if it is "reasonably possible" that a company will have a significant, but not necessarily consolidated, variable interest in a VIE when the consolidation requirements become effective. At December 31, 2002, the Company identified significant variable interests totaling $123.7 million, representing its participation in seven collateralized debt obligation structures and four investment limited partnerships determined to be VIEs. These variable interests are reflected in the consolidated balance sheets as fixed maturities or other equity investments and, accordingly, are subject to ongoing review for impairments in value deemed to be other than temporary. These variable interests and approximately $24.5 million related funding commitments to the investment limited partnerships, as more fully described in Note 15, represent the Company's maximum exposure to loss from its involvement with these VIEs. The Company has no further economic interests in these VIEs in the form of related guarantees, derivatives or similar instruments and obligations.

      By no later than third quarter 2003, the Company is required by FIN 46 to consolidate those VIEs where it is determined to be the primary beneficiary, which includes consideration of the aggregate variable interests in these VIEs held by related parties. Management's preliminary assessment indicates consolidation is likely to be required for one collateralized debt obligation security and two investment limited partnerships, which comprise $93.5 million of the significant variable interests identified at December 31, 2002. Management believes no material impact on consolidated financial position or reported amounts of consolidated total liabilities would result from consolidation of these VIEs. Similarly, management believes there would be no material impact on consolidated results of operations as the Company's economic interests in these VIEs are accounted for primarily under the equity method.

      The FASB is in the process of considering the application of SFAS No. 133 in situations in which a financial instrument incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of the instrument. The issue is whether an embedded derivative exists in such instruments, related to the transfer of credit risk that is unrelated to the creditworthiness of the issuer, which must be bifurcated and reported at fair value. This issue may have application to certain insurance and reinsurance contracts, such as modified coinsurance arrangements in which a total return on a specified group of assets is paid to the reinsurer, and group pension participating contracts which credit the contractholder a total return on a specified portfolio of assets. Based on management's understanding of the issues under discussion, this potential accounting change is not expected to have a material impact on the Company's results of operations or financial position upon adoption.

      Investments
      -----------

      The carrying values of fixed maturities identified as available for sale are reported at estimated fair value. Changes in estimated fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

      Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

      Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

      Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale.

      Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

      Valuation allowances are netted against the asset categories to which they apply.

      Policy loans are stated at unpaid principal balances.

      Partnerships, investment companies and joint venture interests in which the Company has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) are consolidated; those in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

      Equity securities include common stock and non-redeemable preferred stock classified as either trading or available for sale securities, are carried at estimated fair value and are included in other equity investments.

      Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

      Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

      All securities owned as well as United States government and agency securities, mortgage-backed securities, futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

      Net Investment Income, Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)
      ---------------------------------------------------------------------

      Net investment income and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset in amounts reflected as interest credited to policyholders' account balances.

      Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

      Realized and unrealized holding gains (losses) on trading securities are reflected in net investment income.

      Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to Discontinued Operations, Closed Block policyholders dividend obligation, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

      Recognition of Insurance Income and Related Expenses
      ----------------------------------------------------

      Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

      Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

      For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

      Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

      Deferred Policy Acquisition Costs
      ---------------------------------

      Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

      For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. A decrease in expected gross profits would accelerate DAC amortization. Conversely, an increase in expected gross profits would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholders' equity as of the balance sheet date.

      A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Expected future gross profit assumptions related to Separate Account performance are set by management using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. Currently, the average gross long-term annual return estimate is 9.0% (7.2% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (13.2% net of product weighted average Separate Account fees) and 0% (-1.9% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2002, current projections of future average gross market returns are within the maximum and minimum limitations and assume a reversion to the mean of 9.0% after 2.5 years.

      In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has improved in recent periods.

      Other significant assumptions underlying gross profit estimates relate to contract persistency and general account investment spread.

      For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2002, the average rate of assumed investment yields, excluding policy loans, was 7.9% grading to 7.3% over 8 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholders' equity as of the balance sheet date.

      For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

      Policyholders' Account Balances and Future Policy Benefits
      ----------------------------------------------------------

      Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

      Equitable Life issues certain variable annuity products with a GMDB feature. Equitable Life also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guarantee minimum income benefit base. The risk associated with the GMDB and GMIB features is that a protracted under-performance of the financial markets could result in GMDB and GMIB benefits being higher than what accumulated policyholder account balances would support. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rates, mortality experience, and, for GMIB, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

      The GMIB reinsurance contracts are considered derivatives under SFAS No. 133 and, therefore, are required to be reported in the balance sheet at their fair value. GMIB fair values are reported in the consolidated balance sheets in Other assets. Changes in GMIB fair values are reflected in Commissions, fees and other income in the consolidated statements of earnings. Since there is no readily available market for GMIB reinsurance contracts, the determination of their fair values is based on models which involve numerous estimates and subjective judgments including those regarding expected market rates of return and volatility, GMIB election rates, contract surrender rates and mortality experience. There can be no assurance that ultimate actual experience will not differ from management's estimates.

      For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

      For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

      For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.25% to 8.43% for annuity liabilities.

      Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

      Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $86.0 million and $104.2 million at December 31, 2002 and 2001, respectively. At December 31, 2002 and 2001, respectively, $1,088.9 million and $1,101.8 million of DI reserves and associated liabilities were ceded through an indemnity reinsurance agreement principally with a single reinsurer (see Note 12). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized as follows:

                                                                  2002               2001                2000
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Incurred benefits related to current year..........  $        36.6       $       44.0       $       56.1
        Incurred benefits related to prior years...........           (6.3)             (10.6)              15.0
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $        30.3       $       33.4       $       71.1
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        11.5       $       10.7       $       14.8
        Benefits paid related to prior years...............           37.2               38.8              106.0
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $        48.7       $       49.5       $      120.8
                                                            =================   ================   =================


      Policyholders' Dividends
      ------------------------

      The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by Equitable Life's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

      At December 31, 2002, participating policies, including those in the Closed Block, represent approximately 19.4% ($36.5 billion) of directly written life insurance in-force, net of amounts ceded.

      Separate Accounts
      -----------------

      Generally, Separate Accounts established under New York State Insurance Law generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

      The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2002, 2001 and 2000, investment results of such Separate Accounts were (losses) gains of $(4,740.7) million, $(2,214.4) million and $8,051.7 million, respectively.

      Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

      Recognition of Investment Management Revenues and Related Expenses
      ------------------------------------------------------------------

      Commissions, fees and other income principally include investment management advisory and service fees. Investment management advisory and service fees are recorded as revenue as the related services are performed; they include brokerage transactions charges of Sanford C. Bernstein & Co., LLC ("SCB LLC"), a wholly owned subsidiary of Alliance, for substantially all private client transactions and certain institutional investment management client transactions. Certain investment advisory contracts provide for a performance fee, in addition to or in lieu of a base fee, that is calculated as a percentage of the related investment results in excess of a stated benchmark over a specified period of time. Performance fees are recorded as revenue at the end of the measurement period. Transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

      Institutional research services revenue consists of brokerage transaction charges and underwriting syndicate revenues related to services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Syndicate participation and underwriting revenues include gains, losses and fees, net of syndicate expenses, arising from securities offerings in which SCB LLC acts as an underwriter or agent. Syndicate participation and underwriting revenues are recorded on the offering date.

      Sales commissions paid to financial intermediaries in connection with the sale of shares of open-end Alliance mutual funds sold without a front-end sales charge are capitalized and amortized over periods not exceeding five and one-half years, the period of time during which deferred sales commissions are expected to be recovered from distribution plan payments received from those funds and from contingent deferred sales charges ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC reduces unamortized deferred sales commissions when received. At December 31, 2002 and 2001, respectively, deferred sales commissions totaled $500.9 million and $648.2 million and are included within Other assets.

      Impairment of the deferred sales commission asset is evaluated quarterly, or when a significant decrease in the estimated fair value of the asset occurs, by comparing the undiscounted cash flows estimated by Alliance's management to be realized from this asset to its recorded amount. If the estimated undiscounted cash flows are less that the recorded amount and if Alliance's management estimates that the recorded amount is not fully recoverable, an impairment loss is recognized for the difference between the recorded amount and the estimated fair value of the asset. Cash flows consist of ongoing distribution fees and CDSC. Distribution fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC is based on the values of back-end load shares redeemed and, generally, the length of time the shares have been held.

      Other Accounting Policies
      -------------------------

      In accordance with regulations of the Securities and Exchange Commission ("SEC"), securities with a fair value of $1.17 billion have been segregated in a special reserve bank custody account at December 31, 2002 for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 under the Securities Exchange Act of 1934, as amended.

      Intangible assets include costs assigned to contracts of businesses acquired. These costs continue to be amortized on a straight-line basis over estimated useful lives of twenty years.

      Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

      The Holding Company and its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

      Minority interest subject to redemption rights represents the remaining
      32.6 million private Alliance Units issued to former Bernstein shareholders in connection with Alliance's acquisition of Bernstein. The Holding Company agreed to provide liquidity to these former Bernstein shareholders after a two-year lock-out period which ended October 2002. The Company acquired 8.16 million of the former Bernstein shareholders' Units in 2002. The outstanding 32.6 million Alliance Units may be sold to the Holding Company at the prevailing market price over the remaining seven years ending in 2009. Generally not more than 20% of the original Units issued to the former Bernstein shareholders may be put to the Holding Company in any one annual period.

      The Company accounts for its stock option plans in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, stock option awards result in compensation expense only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 21 for the pro forma disclosures required by SFAS No. 123, "Accounting for Stock-Based Compensation," and SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure".

 3)   INVESTMENTS

      The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED          ESTIMATED
                                                      COST              GAINS              LOSSES            FAIR VALUE
                                                -----------------  -----------------   ----------------   -----------------
                                                                              (IN MILLIONS)
        DECEMBER 31, 2002
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    20,084.0      $     1,491.0       $      269.0       $    21,306.0
            Mortgage-backed....................        2,419.2               99.2                -               2,518.4
            U.S. Treasury, government and
              agency securities................          895.5               84.1                -                 979.6
            States and political subdivisions..          197.6               17.9                -                 215.5
            Foreign governments................          231.8               37.4                 .8               268.4
            Redeemable preferred stock.........          923.7               71.4                4.1               991.0
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    24,751.8      $     1,801.0       $      273.9       $    26,278.9
                                                =================  =================   ================   =================

        Equity Securities:
          Available for sale...................  $        37.6      $         2.0       $        3.4       $        36.2
          Trading securities...................            3.3                 .8                3.0                 1.1
                                                -----------------  -----------------   ----------------   -----------------
        Total Equity Securities................  $        40.9      $         2.8       $        6.4       $        37.3
                                                =================  =================   ================   =================


        December 31, 2001
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    18,582.9      $       663.5       $      291.7       $    18,954.7
            Mortgage-backed....................        2,428.7               39.1                5.5             2,462.3
            U.S. Treasury, government and
              agency securities................        1,113.5               62.3                1.5             1,174.3
            States and political subdivisions..          138.9                6.8                1.3               144.4
            Foreign governments................          143.1               15.6                1.0               157.7
            Redeemable preferred stock.........          379.6               16.5               23.6               372.5
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    22,786.7      $       803.8       $      324.6       $    23,265.9
                                                =================  =================   ================   =================


        Equity Securities:
          Available for sale...................  $        54.9      $         5.8       $        1.6       $        59.1
          Trading securities...................            4.9                 .9                3.4                 2.4
                                                -----------------  -----------------   ----------------   -----------------
        Total Equity Securities................  $        59.8      $         6.7       $        5.0       $        61.5
                                                =================  =================   ================   =================


      For publicly-traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 2002 and 2001, securities without a readily ascertainable market value having an amortized cost of $4,899.8 million and $5,368.3 million, respectively, had estimated fair values of $5,137.2 million and $5,453.8 million, respectively.

      The contractual maturity of bonds at December 31, 2002 is shown below:

                                                                                        AVAILABLE FOR SALE
                                                                                ------------------------------------
                                                                                   AMORTIZED          ESTIMATED
                                                                                     COST             FAIR VALUE
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Due in one year or less................................................  $      612.4       $      612.1
        Due in years two through five..........................................       5,239.9            5,527.7
        Due in years six through ten...........................................       8,630.1            9,268.1
        Due after ten years....................................................       6,926.5            7,361.6
        Mortgage-backed securities.............................................       2,419.2            2,518.4
                                                                                ----------------   -----------------
        Total..................................................................  $   23,828.1       $   25,287.9
                                                                                ================   =================

      Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

      The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2002, approximately 6.9% of the $23,828.1 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

      At December 31, 2002, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $132.4 million.

      The Insurance Group holds equity in limited partnership interests which primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2002 and 2001 were $674.8 million and $695.2 million, respectively.

      The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $75.3 million and $31.5 million at December 31, 2002 and 2001, respectively. Gross interest income on these loans included in net investment income aggregated $5.3 million, $3.2 million and $9.7 million in 2002, 2001 and 2000, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $6.8 million, $4.2 million and $11.0 million in 2002, 2001 and 2000, respectively.

      Impaired mortgage loans along with the related investment valuation allowances for losses follow:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2002                 2001
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Impaired mortgage loans with investment valuation allowances.......  $        111.8       $        114.2
        Impaired mortgage loans without investment valuation allowances....            20.4                 30.7
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           132.2                144.9
        Investment valuation allowances....................................           (23.4)               (19.3)
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        108.8       $        125.6
                                                                            ===================  ===================

      During 2002, 2001 and 2000, respectively, the Company's average recorded investment in impaired mortgage loans was $138.1 million, $141.7 million and $169.8 million. Interest income recognized on these impaired mortgage loans totaled $10.0 million, $7.2 million and $12.4 million for 2002, 2001 and 2000, respectively.

      Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2002 and 2001, respectively, the carrying value of mortgage loans on real estate that had been classified as nonaccrual loans was $91.1 million and $95.8 million.

      The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2002 and 2001, the carrying value of equity real estate held for sale amounted to $107.7 million and $216.6 million, respectively. For 2002, 2001 and 2000, respectively, real estate of $5.6 million, $64.8 million and $21.6 million was acquired in satisfaction of debt. At December 31, 2002 and 2001, the Company owned $268.8 million and $376.5 million, respectively, of real estate acquired in satisfaction of debt of which $2.7 million and $11.1 million, respectively, are held as real estate joint ventures.

      Accumulated depreciation on real estate was $163.6 million and $160.3 million at December 31, 2002 and 2001, respectively. Depreciation expense on real estate totaled $18.0 million, $16.1 million and $21.7 million for 2002, 2001 and 2000, respectively.

      Investment valuation allowances for mortgage loans and equity real estate and changes thereto follow:

                                                                  2002               2001                2000
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balances, beginning of year........................  $        87.6       $      126.2       $      177.9
        Additions charged to income........................           32.5               40.0               68.2
        Deductions for writedowns and
          asset dispositions...............................          (65.1)             (78.6)            (119.9)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $        55.0       $       87.6       $      126.2
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        23.4       $       19.3       $       50.5
          Equity real estate...............................           31.6               68.3               75.7
                                                            -----------------   ----------------   -----------------
        Total..............................................  $        55.0       $       87.6       $      126.2
                                                            =================   ================   =================

4)    EQUITY METHOD INVESTMENTS

      Included in equity real estate or other equity investments, as appropriate, is the Company's interest in real estate joint ventures, limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $801.6 million and $883.9 million, respectively, at December 31, 2002 and 2001. The Company's total equity in net (losses) earnings for these real estate joint ventures and limited partnership interests was $(14.9) million, $(111.1) million and $180.3 million, respectively, for 2002, 2001 and 2002.

      Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (7 and 10 individual ventures at December 31, 2002 and 2001, respectively) and the Company's carrying value and equity in net earnings for those real estate joint ventures and limited partnership interests:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2002                2001
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $       550.0      $       570.5
        Investments in securities, generally at estimated fair value...........          237.5              255.7
        Cash and cash equivalents..............................................           27.9               23.7
        Other assets...........................................................           32.2               39.4
                                                                                ----------------   -----------------
        Total Assets...........................................................  $       847.6      $       889.3
                                                                                ================   =================

        Borrowed funds - third party...........................................  $       264.7      $       269.6
        Other liabilities......................................................           19.2               20.3
                                                                                ----------------   -----------------
        Total liabilities......................................................          283.9              289.9
                                                                                ----------------   -----------------

        Partners' capital......................................................          563.7              599.4
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital................................  $       847.6      $       889.3
                                                                                ================   =================

        The Company's Carrying Value in These Entities Included Above..........  $       172.3      $       188.2
                                                                                ================   =================

                                                                  2002               2001                2000
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $        98.4       $       95.6       $      147.6
        Net (losses) revenues of
          other limited partnership interests..............          (23.2)              29.8               16.5
        Interest expense - third party.....................          (19.8)             (11.5)             (17.0)
        Interest expense - the Company.....................            -                  (.7)              (2.0)
        Other expenses.....................................          (59.3)             (58.2)             (88.0)
                                                            -----------------   ----------------   -----------------
        Net (Losses) Earnings..............................  $        (3.9)      $       55.0       $       57.1
                                                            =================   ================   =================

        The Company's Equity in Net Earnings of These
          Entities Included Above..........................  $        12.8       $       13.2       $       17.8
                                                            =================   ================   =================

5)    NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

      The sources of net investment income follows:

                                                                  2002               2001                2000
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $     1,755.4       $    1,662.4       $    1,764.8
        Mortgage loans on real estate......................          314.8              361.6              387.1
        Equity real estate.................................          153.7              166.2              207.2
        Other equity investments...........................          (45.4)             (53.6)             135.3
        Policy loans.......................................          269.4              268.2              258.3
        Other investment income............................          114.1              216.6              208.1
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,562.0            2,621.4            2,960.8

          Investment expenses..............................         (184.8)            (217.1)            (208.9)
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,377.2       $    2,404.3       $    2,751.9
                                                            =================   ================   =================

      Investment (losses) gains including changes in the valuation allowances follow:

                                                                  2002               2001                2000
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $      (374.3)      $     (225.2)      $     (795.0)
        Mortgage loans on real estate......................            3.7              (11.4)             (18.0)
        Equity real estate.................................          101.5               34.5                1.6
        Other equity investments...........................            3.3              (13.0)             (23.4)
        Issuance and sales of Alliance Units...............             .5               (2.3)               3.9
        Issuance and sales of DLJ common stock.............            -                  -                 38.8
        Other..............................................          (13.2)              10.1                 .3
                                                            -----------------   ----------------   -----------------
          Investment Losses, Net...........................  $      (278.5)      $     (207.3)      $     (791.8)
                                                            =================   ================   =================


      Writedowns of fixed maturities amounted to $312.8 million, $287.5 million and $635.5 million for 2002, 2001 and 2000, respectively, including $499.2 million in fourth quarter 2000. Writedowns of mortgage loans on real estate and equity real estate amounted to $5.5 million and $5.8 million, respectively, for 2002.

      For 2002, 2001 and 2000, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $7,176.3 million, $7,372.3 million and $7,685.5 million. Gross gains of $108.4 million, $156.2 million and $79.7 million and gross losses of $172.9 million, $115.9 million and $220.9 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2002, 2001 and 2000 amounted to $1,047.8 million, $429.5 million and $954.5 million, respectively.

      In conjunction with the sale of DLJ in 2000, the Company received 11.4 million shares in Credit Suisse Group ("CSG") common stock, 2.8 million shares of which were immediately repurchased by CSG at closing. The CSG shares were designated as trading account securities. The $1.56 billion carrying value of CSG shares that were held by the Company at December 31, 2000 were sold in January 2001. Net investment income included realized gains of $27.1 million in 2001 and included unrealized holding losses of $43.3 million in 2000 on the CSG shares.

      In 2002, 2001 and 2000, respectively, net unrealized holding gains (losses) on trading account equity securities of $.5 million, $25.0 million, and $(42.2) million were included in net investment income in the consolidated statements of earnings. These trading securities had a carrying value of $1.1 million and $2.4 million and costs of $3.3 million and $4.9 million at December 31, 2002 and 2001, respectively.

      For 2002, 2001 and 2000, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $92.1 million, $96.7 million and $110.6 million, respectively.

      Net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years, including Discontinued Operations on a line-by-line basis, follow:

                                                                  2002               2001                2000
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year.........................  $       215.5       $       12.9       $     (392.8)
        Changes in unrealized investment (losses) gains....        1,049.9              436.0              979.7
        Changes in unrealized investment losses(gains)
          attributable to:
            Participating group annuity contracts,
              Closed Block policyholder dividend
              obligation and other.........................         (157.3)             (48.6)             (18.3)
            DAC............................................         (174.1)             (71.6)            (262.1)
            Deferred Federal income taxes..................         (252.9)            (113.2)            (293.6)
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       681.1       $      215.5       $       12.9
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities...............................  $     1,572.0       $      496.0       $       65.9
            Other equity investments.......................           (1.5)               4.3               (2.3)
            Other..........................................          (22.2)              (1.9)              (1.2)
                                                            -----------------   ----------------   -----------------
              Total........................................        1,548.3              498.4               62.4
          Amounts of unrealized investment (losses) gains
            attributable to:
              Participating group annuity contracts,
                Closed Block policyholder dividend
                obligation and other.......................         (221.2)             (63.9)             (15.3)
              DAC..........................................         (274.0)             (99.9)             (28.3)
              Deferred Federal income taxes................         (372.0)            (119.1)              (5.9)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       681.1       $      215.5       $       12.9
                                                            =================   ================   =================

      Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

 6)   ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

      Accumulated other comprehensive income (loss) represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                  2002               2001                2000
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Unrealized gains on investments....................  $       681.1       $      215.5       $       12.9
        Minimum pension liability..........................            -                  (.1)               (.1)
                                                            -----------------   ----------------   -----------------
        Total Accumulated Other
          Comprehensive Income.............................  $       681.1       $      215.4       $       12.8
                                                            =================   ================   =================

      The components of other comprehensive income (loss) for the past three years follow:

                                                                  2002               2001                2000
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net unrealized gains (losses) on investments:
          Net unrealized gains arising during
            the period.....................................  $     1,008.9       $      525.2       $      191.0
          Losses (gains) reclassified into net earnings
            during the period..............................           41.0              (89.2)             788.7
                                                            -----------------   ----------------   -----------------
        Net unrealized gains on investments................        1,049.9              436.0              979.7
        Adjustments for policyholders liabilities,
            DAC and deferred Federal income taxes..........         (584.3)            (233.4)            (574.0)
                                                             ----------------   -----------------   -----------------

        Change in unrealized gains, net of
            adjustments....................................          465.6              202.6              405.7
        Change in minimum pension liability................             .1                -                  -
                                                            -----------------   ----------------   -----------------
        Total Other Comprehensive Income...................  $       465.7       $      202.6       $      405.7
                                                            =================   ================   =================


 7)   CLOSED BLOCK

      The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block which would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

      If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

      Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

      Summarized financial information for the Closed Block is as follows:

                                                                                DECEMBER 31,         December 31,
                                                                                    2002                 2001
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

       CLOSED BLOCK LIABILITIES:
       Future policy benefits, policyholders' account balances
         and other..........................................................   $     8,997.3        $     9,002.8
       Policyholder dividend obligation.....................................           213.3                 47.1
       Other liabilities....................................................            97.6                 53.6
                                                                               -----------------    -----------------
       Total Closed Block liabilities.......................................         9,308.2              9,103.5
                                                                               -----------------    -----------------

       ASSETS DESIGNATED TO THE CLOSED BLOCK:
       Fixed maturities, available for sale, at estimated fair value
         (amortized cost of $4,794.0 and $4,600.4)..........................         5,098.4              4,705.7
       Mortgage loans on real estate........................................         1,456.0              1,514.4
       Policy loans.........................................................         1,449.9              1,504.4
       Cash and other invested assets.......................................           141.9                141.0
       Other assets.........................................................           219.9                214.7
                                                                               -----------------    -----------------
       Total assets designated to the Closed Block..........................         8,366.1              8,080.2
                                                                               -----------------    -----------------


       Excess of Closed Block liabilities over assets designated to
         the Closed Block...................................................           942.1              1,023.3
       Amounts included in accumulated other comprehensive income:
         Net unrealized investment gains, net of deferred Federal income
         tax of $31.8 and $20.4 and policyholder dividend obligation......              59.1                 37.8
                                                                               -----------------    -----------------


       Maximum Future Earnings To Be Recognized From Closed Block
         Assets and Liabilities.............................................   $     1,001.2        $     1,061.1
                                                                               =================    =================

      Closed Block revenues and expenses were as follows:

                                                                  2002               2001                 2000
                                                             ----------------   ----------------   --------------------
                                                                                   (IN MILLIONS)


      REVENUES:
      Premiums and other income............................   $      543.8       $      571.5       $       594.7
      Investment income (net of investment
        expenses of $5.4, $3.0, and $8.1)..................          582.4              583.5               578.7
      Investment losses, net...............................          (47.0)             (42.3)              (35.8)
                                                             ----------------   ----------------   --------------------
      Total revenues.......................................        1,079.2            1,112.7             1,137.6
                                                             ----------------   ----------------   --------------------

      BENEFITS AND OTHER DEDUCTIONS:
      Policyholders' benefits and dividends................          980.2            1,009.3             1,025.2
      Other operating costs and expenses...................            4.4                4.7                 5.2
                                                             ----------------   ----------------   --------------------
      Total benefits and other deductions..................          984.6            1,014.0             1,030.4
                                                             ----------------   ----------------   --------------------

      Net revenues before Federal income taxes.............           94.6               98.7               107.2
      Federal income taxes.................................          (34.7)             (36.2)              (38.2)
                                                             ----------------   ----------------   --------------------
      Net Revenues.........................................   $       59.9       $       62.5       $        69.0
                                                             ================   ================   ====================

      Reconciliation of the policyholder dividend obligation is as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2002                2001
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

      Balance at beginning of year...........................................  $        47.1      $         -
      Unrealized investment gains (losses)...................................          166.2               47.1
                                                                              ----------------   -----------------
      Balance at end of year ................................................  $       213.3      $        47.1
                                                                                ================   =================

      Impaired mortgage loans along with the related investment valuation allowances follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2002                2001
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

      Impaired mortgage loans with investment valuation allowances...........  $        18.6      $        26.7
      Impaired mortgage loans without investment valuation allowances........             .9                6.5
                                                                              ----------------   -----------------
      Recorded investment in impaired mortgages..............................           19.5               33.2
      Investment valuation allowances........................................           (4.0)              (5.8)
                                                                              ----------------   -----------------
      Net Impaired Mortgage Loans............................................  $        15.5      $        27.4
                                                                                ================   =================


      During 2002, 2001 and 2000, the Closed Block's average recorded investment in impaired mortgage loans was $26.0 million, $30.8 million and $31.0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $2.1 million, $1.2 million and $2.0 million for 2002, 2001 and 2000, respectively.

      Valuation allowances amounted to $3.9 million and $5.7 million on mortgage loans on real estate and $.1 million and $9.8 million on equity real estate at December 31, 2002 and 2001, respectively. Writedowns of fixed maturities amounted to $40.0 million, $30.8 million and $27.7 million for 2002, 2001 and 2000, respectively, including $23.3 million in fourth quarter 2001.

8)    DISCONTINUED OPERATIONS

      Summarized financial information for Discontinued Operations follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2002                 2001
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $677.8 and $542.9).............................   $      722.7         $      559.6
        Equity real estate..................................................          203.7                252.0
        Mortgage loans on real estate.......................................           87.5                160.3
        Other equity investments............................................            9.4                 22.3
        Other invested assets...............................................             .2                   .4
                                                                              -----------------    -----------------
          Total investments.................................................        1,023.5                994.6
        Cash and cash equivalents...........................................           31.0                 41.1
        Other assets........................................................          126.5                152.6
                                                                              -----------------    -----------------
        Total Assets........................................................   $    1,181.0         $    1,188.3
                                                                              =================    =================

        Policyholders liabilities...........................................   $      909.5         $      932.9
        Allowance for future losses.........................................          164.6                139.9
        Other liabilities...................................................          106.9                115.5
                                                                              -----------------    -----------------
        Total Liabilities...................................................   $    1,181.0         $    1,188.3
                                                                              =================    =================

                                                                  2002               2001                2000
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $18.1, $25.3 and $37.0).............   $        69.7       $       91.6       $      102.2
        Investment gains (losses), net....................            34.2               33.6               (6.6)
        Policy fees, premiums and other income............              .2                 .2                 .7
                                                            -----------------   ----------------   -----------------
        Total revenues....................................           104.1              125.4               96.3

        Benefits and other deductions.....................            98.7              100.7              106.9
        Earnings credited (losses charged) to allowance
          for future losses...............................             5.4               24.7              (10.6)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations......................             -                  -                  -
        Pre-tax earnings from releasing the allowance
          for future losses...............................             8.7               46.1               90.2
        Federal income tax expense........................            (3.1)              (2.2)             (31.6)
                                                            -----------------   ----------------   -----------------
        Earnings from Discontinued Operations.............   $         5.6       $       43.9       $       58.6
                                                            =================   ================   =================

      The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in each of the three years presented.

      Valuation allowances of $4.9 million and $4.8 million on mortgage loans on real estate and $0 million and $5.0 million on equity real estate were held at December 31, 2002 and 2001, respectively. During 2002, 2001 and 2000, discontinued operations' average recorded investment in impaired mortgage loans was $25.3 million, $32.2 million and $11.3 million, respectively. Interest income recognized on these impaired mortgage loans totaled $2.5 million, $2.5 million and $.9 million for 2002, 2001 and 2000, respectively.

      In 2001, Federal Income tax expense for discontinued operations reflected a $13.8 million reduction in taxes due to settlement of open tax years.

9)    VARIABLE ANNUITY CONTRACTS - GMDB AND GMIB

      Equitable Life issues certain variable annuity contracts with GMDB and GMIB features that guarantee either:

          a) Return of Premium: the benefit is the greater of current account value and premiums paid (adjusted for withdrawals),

          b) Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), and the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals), or

          c) Roll-Up: the benefit is the greater of current account value and premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages,

          d) Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit.

      The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders liabilities in 2002:

                                                                  GMDB               GMIB               TOTAL
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance at January 1, 2002.........................  $        43.0       $       15.0       $       58.0
          Paid guarantee benefits..........................          (65.0)               -                (65.0)
          Other changes in reserve.........................          150.4              102.5              252.9
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2002.......................  $       128.4       $      117.5       $      245.9
                                                            =================   ================   =================


      Related GMDB reinsurance ceded amounts were:


                                                                    GMDB
                                                            --------------------
                                                                (IN MILLIONS)

        Balance at January 1, 2002.........................  $         7.0
          Paid guarantee benefits ceded....................          (14.5)
          Other changes in reserve.........................           29.0
                                                            --------------------
        Balance at December 31, 2002.......................  $        21.5
                                                            ====================

      The GMIB reinsurance contracts are considered derivatives and are reported at fair value (see Note 12).

      At December 31, 2002 the Company had the following variable contracts with guarantees. Note that the Company's variable contracts with GMDB guarantees may also offer GMIB guarantees in each contract, therefore, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                  RETURN
                                                    OF
                                                 PREMIUM         RATCHET        ROLL-UP         COMBO            TOTAL
                                               -------------  -------------- --------------  -------------  --------------
                                                                     (DOLLARS IN MILLIONS)
        GMDB:
          Account value (1)................    $  21,052      $    3,991      $    6,030     $   1,488      $   32,561
          Net amount at risk, gross........    $   5,609      $    1,724      $    3,036     $       44     $   10,413
          Net amount at risk, net of
            amounts reinsured..............    $   5,602      $    1,187      $    1,897     $       44     $    8,730
          Average attained age of
            contractholders................         50.0            58.9            61.0           59.6           51.7
          Percentage of contractholders
            over age 70....................          7.0%           19.8%           24.3%          20.4%           9.5%
          Range of guaranteed minimum
            return rates..................           N/A             N/A             3-6%           3-6%           N/A

        GMIB:
          Account value (2)................          N/A             N/A      $    4,782     $    2,042      $   6,824
          Net amount at risk, gross........          N/A             N/A      $    1,112     $       10      $   1,122
          Net amount at risk, net of
            amounts reinsured..............          N/A             N/A      $      308     $        5      $     313
          Weighted average years remaining
            until annuitization ...........          N/A             N/A             5.0           10.2            5.0
          Range of guaranteed minimum
            return rates..................           N/A             N/A             3-6%           3-6%           3-6%


      (1) Included General Account balances of $10,141 million, $96 million, $129 million and $257 million, respectively, for a total of
           $10,623 million.
      (2) Included General Account balances of $20 million and $356 million, respectively, for a total of $376 million.

      For contracts in the event of death, the net amount at risk is defined as the amount by which the GMDB benefits exceed related account values.

      For contracts at annuitization, the net amount at risk is defined as the amount by which the GMIB benefit bases exceed related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates.

10)   SHORT-TERM AND LONG-TERM DEBT

      Short-term and long-term debt consists of the following:

                                                                                        DECEMBER 31,
                                                                            --------------------------------------
                                                                                  2002                 2001
                                                                            -----------------    -----------------
                                                                                        (IN MILLIONS)

      Short-term debt......................................................  $       22.0         $      223.1
                                                                            -----------------    -----------------
      Long-term debt:
      Equitable Life:
        Surplus notes, 6.95%, due 2005.....................................         399.8                399.7
        Surplus notes, 7.70%, due 2015.....................................         199.7                199.7
        Other..............................................................           -                     .2
                                                                            -----------------    -----------------
            Total Equitable Life...........................................         599.5                599.6
                                                                            -----------------    -----------------
      Alliance:
        Senior Notes, 5.625%, due 2006.....................................         398.4                398.0
        Other..............................................................           6.5                  6.5
                                                                            -----------------    -----------------
            Total Alliance.................................................         404.9                404.5
                                                                            -----------------    -----------------
      Wholly Owned and Joint Venture Real Estate:
        Mortgage notes, 3.09% due through 2017.............................         248.3                248.3
                                                                            -----------------    -----------------
      Total long-term debt.................................................       1,252.7              1,252.4
                                                                            -----------------    -----------------

      Total Short-term and Long-term Debt..................................  $    1,274.7         $    1,475.5
                                                                              =================    =================

      Short-term Debt
      ---------------

      Equitable Life has a $350.0 million five year bank credit facility. The interest rates are based on external indices dependent on the type of borrowing ranging from 1.60% to 4.25%. There were no amounts outstanding under this credit facility at December 31, 2002.

      Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's $350.0 million bank credit facility. At December 31, 2002, there were no amounts outstanding under this program.

      Since 1998, Alliance has had a $425.0 million commercial paper program. In September 2002, Alliance entered into an $800.0 million five-year revolving credit facility with a group of commercial banks and other lenders that replaced three previously existing credit facilities aggregating $875.0 million. Of the $800.0 million total, $425.0 million is intended to provided back-up liquidity for Alliance's commercial paper program, with the balance available for general purposes, including capital expenditures and funding the payments of sales commissions to financial intermediaries. The interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal funds rate. The credit facility also provides for a facility fee payable on the total facility. In addition, a utilization rate fee is payable in the event the average aggregate daily outstanding balance exceeds $400.0 million for each calendar quarter. The revolving credit facility contains covenants that, among other things, require Alliance to meet certain financial ratios. Alliance was in compliance with the covenants at December 31, 2002. At December 31, 2002, Alliance had commercial paper outstanding totaling $22.0 million at an effective interest rate of 1.3%; there were no borrowings outstanding under Alliance's revolving credit facilities.

      Since December 1999, Alliance has maintained a $100.0 million extendible commercial notes ("ECN") program as a supplement to its $425.0 million commercial paper program. ECNs are short-term uncommitted debt instruments that do not require back-up liquidity support. At December 31, 2002, there were no borrowings outstanding under the ECN program.

      Long-term Debt
      --------------

      Certain of the long-term debt agreements, principally mortgage notes, have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2002, the Company was in compliance with all debt covenants.

      At December 31, 2002 and 2001, respectively, the Company has pledged real estate of $322.9 million and $314.5 million as collateral for certain long-term debt.

      At December 31, 2002, aggregate maturities of the long-term debt based on required principal payments at maturity was $248.3 million for 2003, $0.0 for 2004, $400.0 million for 2005, $406.5 million for 2006, $0.0 million for 2007 and $200.0 million thereafter.

      In August 2001, Alliance issued $400.0 million 5.625% notes in a public offering. Alliance may issue up to $600.0 million in senior debt securities. The Alliance notes mature in 2006 and are redeemable at any time. The proceeds from the Alliance notes were used to reduce commercial paper and credit facility borrowings and for other general partnership purposes.

11)   FEDERAL INCOME TAXES

      A summary of the Federal income tax expense in the consolidated statements of earnings follows:

                                                                  2002               2001                2000
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Federal income tax expense (benefit):
          Current..........................................  $      (400.0)      $      (38.2)      $      820.6
          Deferred.........................................          450.9              354.4              137.7
                                                            -----------------   ----------------   -----------------
        Total..............................................  $        50.9       $      316.2       $      958.3
                                                            =================   ================   =================

      The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                                  2002               2001                2000
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Expected Federal income tax expense................  $       360.0       $      452.5       $      904.9
        Minority interest..................................         (128.3)            (126.9)            (117.9)
        Separate Account investment activity...............         (159.3)               -                  -
        Non deductible stock option
           compensation expense............................            -                  -                 34.4
        Subsidiary gains...................................            -                  -                161.4
        Adjustment of tax audit reserves...................          (34.2)             (28.2)              17.9
        Equity in unconsolidated subsidiaries..............            -                  -                (48.7)
        Other..............................................           12.7               18.8                6.3
                                                            -----------------   ----------------   -----------------
        Federal Income Tax Expense.........................  $        50.9       $      316.2       $      958.3
                                                            =================   ================   =================

      The components of the net deferred Federal income taxes are as follows:

                                                       DECEMBER 31, 2002                  December 31, 2001
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Compensation and related benefits......  $       -        $      221.2      $        -        $      92.0
        Other..................................          -                 7.7               -                 .1
        DAC, reserves and reinsurance..........          -             1,273.1               -            1,020.1
        Investments............................          -               579.9               -              333.3
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $       -        $    2,081.9      $        -        $   1,445.5
                                                ===============  ================  ===============   ===============

      The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and their tax effects follow:

                                                                  2002               2001                2000
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        DAC, reserves and reinsurance......................  $       270.9       $      291.7       $      403.3
        Investments........................................           (6.2)              42.1             (140.7)
        Compensation and related benefits..................          178.7               15.7              (96.4)
        Other..............................................            7.5                4.9              (28.5)
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax Expense................  $       450.9       $      354.4       $      137.7
                                                            =================   ================   =================

      In 2002, the Company recorded a $144.3 million benefit resulting from the favorable treatment of certain tax matters related to Separate Account investment activity arising during the 1997-2001 tax years and a settlement with the Internal Revenue Service (the "IRS") with respect to such tax matters for the 1992-1996 tax years.

      The IRS commenced in January 2003 an examination of AXA Financial's consolidated Federal income tax returns for the years 1997 through 2001. Management believes this audit will have no material adverse effect on the Company's consolidated results of operations.

12)   REINSURANCE AGREEMENTS

      The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

      The effect of reinsurance (excluding group life and health) is summarized as follows:


                                                                  2002               2001                2000
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Direct premiums....................................  $       954.6       $      990.0       $    1,103.8
        Reinsurance assumed................................          181.4              203.0              194.2
        Reinsurance ceded..................................         (190.8)            (173.1)            (123.0)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       945.2       $    1,019.9       $    1,175.0
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        96.6       $       86.9       $       92.1
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $       346.3       $      370.3       $      239.2
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        54.6       $       50.4       $       46.5
                                                            =================   ================   =================

      Since 1997, the Company reinsures on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. The Company's retention limit on joint survivorship policies is $15.0 million and $5.0 million on single life polices. Substantially all other in-force business above $5.0 million is reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

      At December 31, 2002, Equitable Life had reinsured in the aggregate approximately 16.0% of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 72.0% of its current liability exposure resulting from the GMIB feature.

      During July 2000, Equitable Life transferred, at no gain or loss, all the risk of its directly written DI business for years 1993 and prior through an indemnity reinsurance contract. The cost of the arrangement will be amortized over the expected lives of the contracts reinsured and will not have a significant impact on the results of operations in any specific period.

      At December 31, 2002 and 2001, respectively, reinsurance recoverables related to insurance contracts amounted to $2,351.7 million and $2,237.0 million, of which $1,049.2 million and $1,060.4 million relates to one specific reinsurer. Reinsurance payables related to insurance contracts amounting to $867.5 million and $798.5 million are included in Other liabilities in the consolidated balance sheets.

      Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, which are considered derivatives under SFAS No. 133, at December 31, 2002 and 2001 were $120.0 million and zero, respectively. The increase in estimated fair value of $120.0 million for the year ended December 31, 2002 was due primarily to significant equity market declines during 2002.

      The Insurance Group cedes 100% of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $410.9 million and $444.2 million at December 31, 2002 and 2001, respectively.

      In addition to the sale of insurance products, the Insurance Group acts as a professional retrocessionaire by assuming life and annuity reinsurance from professional reinsurers. The Insurance Group also assumes accident, health, aviation and space risks by participating in various reinsurance pools. Reinsurance assumed reserves at December 31, 2002 and 2001 were $570.7 million and $540.2 million, respectively.


13)   EMPLOYEE BENEFIT PLANS

      The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company made cash contributions in 2002 to the qualified plans totaling $348.1 million.

      Generally, the Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

      Components of net periodic pension credit follow:

                                                                  2002               2001                2000
                                                            -----------------   ----------------   ------------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $        32.1       $       32.1       $       29.5
        Interest cost on projected benefit obligations.....          125.3              128.8              124.2
        Expected return on assets..........................         (181.8)            (218.7)            (223.2)
        Net amortization and deferrals.....................            6.4                 .1                (.6)
                                                            -----------------   ----------------   ------------------
        Net Periodic Pension Credit........................  $       (18.0)      $      (57.7)      $      (70.1)
                                                            =================   ================   ==================

      The projected benefit obligations under the pension plans were comprised of:


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2002                2001
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Benefit obligations, beginning of year.................................  $    1,812.3       $    1,712.6
        Service cost...........................................................          27.1               27.1
        Interest cost..........................................................         125.3              128.8
        Actuarial losses (gains)...............................................          42.5               64.4
        Benefits paid..........................................................        (123.3)            (120.6)
                                                                                ----------------   -----------------
        Benefit Obligation, End of Year........................................  $    1,883.9       $    1,812.3
                                                                                ================   =================

        The funded status of the pension plans was as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2002                2001
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Plan assets at fair value, beginning of year...........................  $    1,845.3       $    2,119.4
        Actual return on plan assets...........................................        (278.2)            (148.0)
        Contributions..........................................................         348.1                -
        Benefits paid and fees.................................................        (129.8)            (126.1)
                                                                                ----------------   -----------------
        Plan assets at fair value, end of year.................................       1,785.4            1,845.3
        Projected benefit obligations..........................................       1,883.9            1,812.3
                                                                                ----------------   -----------------
        Excess of plan assets over projected benefit obligations...............         (98.5)              33.0
        Unrecognized prior service cost........................................         (40.0)             (46.3)
        Unrecognized net loss (gain) from past experience different
          from that assumed....................................................       1,033.9              550.1
        Unrecognized net asset at transition...................................          (1.5)              (1.6)
                                                                                ----------------   -----------------
        Prepaid Pension Cost, Net..............................................  $      893.9       $      535.2
                                                                                ================   =================


      The accrued liability for pension plans with projected benefit obligations in excess of plan assets was $19.1 million and $16.7 million at December 31, 2002 and 2001, respectively. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $60.9 million and $24.2 million, respectively, at December 31, 2002 and $49.7 million and $28.7 million, respectively, at December 31, 2001.

      The pension plan assets include corporate and government debt securities, equity securities, equity real estate and shares of group trusts managed by Alliance. The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 6.75% and 7.26%, respectively, at December 31, 2002 and 7.25% and 7.19%, respectively, at December 31, 2001. As of January 1, 2002 and 2001, the expected long-term rate of return on assets for the retirement plan was 9.0% and 10.25%, respectively.

      Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $26.0 million, $27.3 million and $28.7 million for 2002, 2001 and 2000, respectively.

      Alliance maintains several unfunded deferred compensation plans for the benefit of certain eligible employees and executives. The Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made. For the active plans, benefits vest over a period ranging from 3 to 8 years and are amortized as compensation and benefit expense. ACMC, Inc. ("ACMC"), a subsidiary of the Company, is obligated to make capital contributions to Alliance in amounts equal to benefits paid under the Capital Accumulation Plan and the contractual unfunded deferred compensation arrangements. In connection with the acquisition of Bernstein, Alliance agreed to invest $96.0 million per annum for three years to fund purchases of Alliance Holding units or an Alliance sponsored money market fund in each case for the benefit of certain individuals who were stockholders or principals of Bernstein or were hired to replace them. The Company has recorded compensation and benefit expenses in connection with the plans totaling $101.4 million, $58.1 million and $29.8 million for 2002, 2001 and 2000, respectively (including $63.7 million and $34.6 million for 2002 and 2001, respectively, relating to the Bernstein deferred compensation plan).

14)   DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

      The Insurance Group primarily uses
      derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Various derivative financial instruments are used to achieve this objective, including interest rate caps and floors to hedge crediting rates on interest-sensitive individual annuity contracts, interest rate futures to protect against declines in interest rates between receipt of funds and purchase of appropriate assets, and interest rate swaps to modify the duration and cash flows of fixed maturity investments. In addition, the Company periodically enters into forward and futures contracts to hedge certain equity exposures. Also, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of guaranteed minimum income benefit features contained in certain annuity contracts issued by the Company.

      As earlier described in Note 2 of Notes to Consolidated Financial Statements, the Company adopted SFAS No. 133, as amended, on January 1, 2001. Consequently, all derivatives outstanding at December 31, 2002 are recognized on the balance sheet at their fair values. The outstanding notional amounts of derivative financial instruments purchased and sold were $9,050.0 million and zero, respectively, at December 31, 2002. These amounts principally consist of interest rate cap contracts of Equitable Life that have a total fair value at December 31, 2002 of $8.7 million. At December 31, 2002 and during the year then ended, there were no hybrid instruments that required bifurcation of an embedded derivative component under the provisions of SFAS No. 133.

      All gains and losses on derivative financial instruments utilized by the Company in 2002 and 2001 are reported in earnings for the current year as none of the derivatives were designated to qualifying hedging relationships under SFAS No. 133 either at initial adoption of the Statement or at inception of the contracts. For 2002 and 2001, respectively, investment results, principally in net investment income, included gross gains of $7.7 million and $27.5 million and gross losses of $7.7 million and $4.6 million that were recognized on derivative positions.

      Fair Value of Financial Instruments
      -----------------------------------

      The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

      Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 2002 and 2001.

      Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

      Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

      The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

      The fair values for variable deferred annuities and single premium deferred annuities, which are included in policyholders' account balances, are estimated as the discounted value of projected account values. Current account values are projected to the time of the next crediting rate review at the current crediting rates and are projected beyond that date at the greater of current estimated market rates offered on new policies or the guaranteed minimum crediting rate. Expected cash flows and projected account values are discounted back to the present at the current estimated market rates.

      Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

      The carrying value and estimated fair value for financial instruments not previously disclosed in Notes 3, 7, 8 and 10 are presented below:


                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2002                               2001
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Consolidated:
        -------------
        Mortgage loans on real estate..........  $    3,746.2     $     4,070.1     $     4,333.3     $    4,438.7
        Other limited partnership interests....         674.8             674.8             695.2            695.2
        Policy loans...........................       4,035.6           4,728.2           4,100.7          4,476.4
        Policyholders liabilities:
          Investment contracts.................      14,555.0          15,114.9          12,256.4         12,514.0
        Long-term debt.........................       1,252.7           1,334.7           1,252.4          1,287.1

        Closed Block:
        -------------
        Mortgage loans on real estate..........  $    1,456.0     $     1,572.6     $     1,514.4     $    1,532.6
        Other equity investments...............          16.4              16.4              24.4             24.4
        Policy loans...........................       1,449.4           1,740.9           1,504.4          1,664.8
        SCNILC liability.......................          16.5              16.6              18.2             18.1

        Discontinued Operations:
        ------------------------
        Mortgage loans on real estate..........  $       87.5     $        94.7     $       160.3     $      171.6
        Other equity investments...............           9.4               9.4              22.3             22.3
        Guaranteed interest contracts..........          18.3              17.0              18.8             16.1
        Long-term debt.........................         101.7             101.7             101.7            101.7

15)   COMMITMENTS AND CONTINGENT LIABILITIES

      In addition to its debt and lease commitments discussed in Notes 10 and 17, from time to time, the Company has provided certain guarantees or commitments to affiliates, investors and others. At December 31, 2002, these arrangements included commitments by the Company to provide equity financing of $298.6 million to certain limited partnerships under certain conditions. Management believes the Company will not incur any material losses as a result of these commitments.

      Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for Equitable Life to satisfy those obligations is remote.

      The Company had $57.3 million of letters of credit related to reinsurance of which no amounts were outstanding at December 31, 2002.

      In February 2002, Alliance signed a $125.0 million agreement with a group of commercial banks and other lenders. Under the agreement, Alliance guaranteed various obligations of SCB LLC incurred in the ordinary course of its business in the event SCB LLC is unable to meet these obligations. At December 31, 2002, Alliance was not required to perform under the agreement and had no liability outstanding in connection with the agreement.

16)   LITIGATION

      A number of lawsuits have been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997, but whose existence continues for certain limited purposes, including the defense of litigation) and EOC, like other life and health insurers, from time to time are involved in such litigations. Among litigations against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following four paragraphs.

      In March 2000, an action entitled Brenda McEachern v. The Equitable Life Assurance Society of the United States and Gary Raymond, Jr. was commenced against Equitable Life and one of its agents in Circuit Court, Mobile County, Alabama, and asserts claims under state law. The action was brought by an individual who alleges that she purchased a variable annuity from Equitable Life in 1997. The action purports to be on behalf of a class consisting of all persons who from January 1, 1989 (i) purchased a variable annuity from Equitable Life to fund a qualified retirement plan,
      (ii) were charged allegedly unnecessary fees for tax deferral for variable annuities held in qualified retirement accounts, or (iii) were sold a variable annuity while owning a qualified retirement plan from Equitable Life. The complaint alleges various improper sales practices, including misrepresentations in connection with the use of variable annuities in a qualified retirement plan or similar arrangement, charging inflated or hidden fees, and failure to disclose unnecessary tax deferral fees. Plaintiff seeks damages, including punitive damages, in an unspecified amount and attorneys' fees and expenses. In May 2000, Equitable Life removed the case to the United States District Court for the Southern District of Alabama and filed a motion to dismiss the complaint, and plaintiff filed a motion to remand the case to state court. The court has permitted limited discovery on the issue of whether the Securities Litigation Uniform Standards Act applies. In November 2001, plaintiff filed a motion for leave to join additional plaintiffs. In February 2002, the court denied the plaintiff's motion to remand and granted defendants' motion to dismiss, but permitted plaintiff until April 1, 2002 to file an amended complaint in Federal Court. In March 2002, plaintiff filed a motion to alter or amend the court's judgment. In September 2002, plaintiff filed an amended complaint in the United States District Court for the Southern District of Alabama. In the amended complaint, the original plaintiff added two new plaintiffs who are alleged to have purchased individual retirement annuities in 1998 and 1999. The amended complaint does not assert any claims against Equitable Life's agent, previously named as a defendant. Plaintiffs seek to represent a class of

      (i) all persons who purchased deferred variable annuities from Equitable Life in tax deferred qualified retirement plans, and (ii) all persons who were charged allegedly unnecessary mortality fees for tax deferral for variable annuities held in qualified retirement accounts. Plaintiffs assert causes of action for unjust enrichment, money had and received (a common-law cause of action similar to unjust enrichment), conversion, breach of contract, negligence, negligent and/or wanton training, negligent and/or wanton supervision, and breach of fiduciary duty. Plaintiffs seek damages, including punitive damages, in an unspecified amount and attorneys' fees and expenses. In December 2002, the court granted Equitable Life's motion to dismiss the complaint, ruling that the Securities Litigation Uniform Standards Act applied. The complaint has been dismissed without prejudice.

      In October 2000, an action entitled Sham Malhotra, et al. v. The Equitable Life Assurance Society of the United States, AXA Advisors, LLC and Equitable Distributors, Inc. was commenced in the Supreme Court of the State of New York, County of Nassau. The action was brought by two individuals who purchased Equitable Life deferred annuity products. The action purports to be on behalf of a class consisting of all persons who purchased an individual deferred annuity contract or who received a certificate to a group deferred annuity contract, sold by one of the defendants, which was used to fund a contributory retirement plan or arrangement qualified for favorable income tax treatment; excluded from the class are officers, directors and agents of the defendants. The complaint alleges that the defendants engaged in fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. The complaint asserts claims for: deceptive business acts and practices in violation of the New York General Business Law ("GBL"); use of misrepresentations and misleading statements in violation of the New York Insurance Law; false or misleading advertising in violation of the GBL; fraud, fraudulent concealment and deceit; negligent misrepresentation; negligence; unjust enrichment and imposition of a constructive trust; declaratory and injunctive relief; and reformation of the annuity contracts. The complaint seeks injunctive and declaratory relief, an unspecified amount of compensatory and punitive damages, restitution for all members of the class, and an award of attorneys' fees, costs and expenses. In October 2000, the defendants removed the action to the United States District Court for the Eastern District of New York, and thereafter filed a motion to dismiss. Plaintiffs filed a motion to remand the case to state court. In September 2001, the District Court issued a decision granting defendants' motion to dismiss and denying plaintiffs' motion to remand, and judgment was entered in favor of the defendants. In October 2001, plaintiffs filed a motion seeking leave to reopen the case for the purpose of filing an amended complaint. In addition, plaintiffs filed a new complaint in the District Court, alleging a similar class and similar facts. The new complaint asserts causes of action for violations of Federal securities laws in addition to the state law causes of action asserted in the previous complaint. In January 2002, plaintiffs amended their new complaint in response to defendants' motion to dismiss and, subsequently, in March 2002, defendants filed a motion to dismiss the amended complaint.

      Between June 2000 and January 2003, 29 lawsuits were filed in the state courts of Mississippi (the "Mississippi Actions") by more than 300 plaintiffs naming as defendants Equitable Life, EVLICO, EOC and AXA Advisors and various present and former individual sales agents. The actions arise from the purchase by each of the plaintiffs of various types of life insurance policies from Equitable Life, EVLICO and/or EOC. The policies at issue include term, variable and whole life policies purchased as early as 1954. The actions allege misrepresentations in connection with the sale of life insurance policies including that the defendants misrepresented the stated number of years that premiums would need to be paid. Plaintiffs assert claims for breach of contract, fraud, fraudulent inducement, misrepresentation, conspiracy, negligent supervision and other tort claims. Plaintiffs seek unspecified compensatory and punitive damages. The parties are engaged in various stages of discovery in many of the pending actions. In March 2002, the Circuit Court of Sunflower County, in one of the lawsuits, granted Equitable Life's motion, joined by the agent defendant, to dismiss that action with prejudice; plaintiffs' appeal to the Supreme Court of Mississippi has been fully briefed. The lawsuit involving 79 plaintiffs has been removed from state court to the United States District Court for the Northern District of Mississippi. Motions to remand are pending in several other cases.

      In six of the Mississippi Actions, between May 2002 and January 2003 three former sales agents and one retired sales agent of Equitable Life named as defendants have asserted cross-claims against Equitable Life seeking indemnification, as well as compensatory and punitive damages for, among other things, alleged injury to their reputations. Equitable Life filed motions to dismiss those cross-claims and in the Federal district courts in Mississippi, is seeking to compel arbitration of the cross-claims. In January 2003, the United States District Court for the Southern District of Mississippi granted Equitable Life's petition to compel arbitration of the cross-claims asserted by a former agent in two of the Mississippi Actions and also granted Equitable Life's motion to enjoin prosecution of those cases in state court.

      In October 2000, an action entitled American National Bank and Trust Company of Chicago, as trustee f/b/o Emerald Investments LP and Emerald Investments LP v. AXA Client Solutions, LLC; The Equitable Life Assurance Society of the United States; and AXA Financial, Inc. was commenced in the United States District Court for the Northern District of Illinois. The complaint alleges that the defendants (i) in connection with certain annuities issued by Equitable Life breached an agreement with the plaintiffs involving the execution of mutual fund transfers, and (ii) wrongfully withheld withdrawal charges in connection with the termination of such annuities. Plaintiffs seek substantial lost profits and injunctive relief, punitive damages and attorneys' fees. Plaintiffs also seek return of the withdrawal charges. In February 2001, the District Court granted in part and denied in part defendants' motion to dismiss the complaint. In March 2001, plaintiffs filed an amended complaint. The District Court granted defendants' motion to dismiss AXA Client Solutions and the Holding Company from the amended complaint, and dismissed the conversion claims in June 2001. The District Court denied defendants' motion to dismiss the remaining claims. Equitable Life has answered the amended complaint. While the monetary damages sought by plaintiffs, if awarded, could have a material adverse effect on the consolidated financial position and results of operations of the Company, management believes that the ultimate resolution of this litigation should not have a material adverse on the Company's consolidated financial position.

      After the District Court denied defendants' motion to assert certain defenses and counterclaims in American National Bank, Equitable Life commenced an action, in December 2001, entitled The Equitable Life Assurance Society of the United States v. American National Bank and Trust Company of Chicago, as trustee f/b/o Emerald Investments LP and Emerald Investments LP, in the United States District Court for the Northern District of Illinois. The complaint arises out of the same facts and circumstances as described in American National Bank. Equitable Life's complaint alleges common law fraud and equitable rescission in connection with certain annuities issued by Equitable Life. Equitable Life seeks unspecified money damages, rescission, punitive damages and attorneys' fees. In March 2002, defendants filed an answer to Equitable Life's complaint and asserted counterclaims. Defendants' counterclaims allege common law fraud, violations of the Federal and Illinois Securities Acts and violations of the Illinois and New York Consumer Fraud Acts. Defendants seek unspecified money damages, punitive damages and attorneys' fees. In May 2002, the District Court granted in part and denied in part Equitable Life's motion to dismiss defendants' counterclaims, dismissing defendants' Illinois Securities Act and New York Consumer Fraud Act claims. Equitable Life has answered defendants' remaining counterclaims.

      In November 1997, an amended complaint was filed in Peter Fischel, et al.
      v. The Equitable Life Assurance Society of the United States alleging, among other things, that Equitable Life violated ERISA by eliminating certain alternatives pursuant to which agents of Equitable Life could qualify for health care coverage. In March 1999, the United States District Court for the Northern District of California entered an order certifying a class consisting of "[a]ll current, former and retired Equitable agents, who while associated with Equitable satisfied [certain alternatives] to qualify for health coverage or contributions thereto under applicable plans." Plaintiffs allege various causes of action under ERISA, including claims for enforcement of alleged promises contained in plan documents and for enforcement of agent bulletins, breach of a unilateral contract, breach of fiduciary duty and promissory estoppel. In June 2000, plaintiffs appealed to the Court of Appeals for the Ninth Circuit contesting the District Court's award of legal fees to plaintiffs' counsel in connection with a previously settled count of the complaint unrelated to the health benefit claims. In that appeal, plaintiffs challenged the District Court's subject matter jurisdiction over the health benefit claims. In May 2001, plaintiffs filed a second amended complaint which, among other things, alleges that Equitable Life failed to comply with plan amendment procedures and deletes the promissory estoppel claim. In September 2001, Equitable Life filed a motion for summary judgment on all of plaintiffs' claims, and plaintiffs filed a motion for partial summary judgment on all claims except their claim for breach of fiduciary duty. In May 2002, the District Court issued an order granting plaintiffs' motion for partial summary judgment, granting Equitable Life's motion for summary judgment on plaintiffs' claim for breach of fiduciary duty and otherwise denying Equitable Life's motion for summary judgment. The court ruled that Equitable Life is liable to plaintiffs on their contract claims for subsidized benefits under ERISA. The court has deferred addressing the relief to which plaintiffs are entitled in light of the May 2002 order. A decision was rendered in October 2002 on the appeal by plaintiffs concerning the award of legal fees to plaintiffs' counsel for the previously settled claim not involving health benefits. The Court of Appeals denied plaintiffs' challenge to the District Court's subject matter jurisdiction over the settled claim, affirmed the method that the District Court used to calculate the award of legal fees to plaintiffs' counsel and remanded for further consideration of the fee award.

      A putative class action entitled Stefanie Hirt, et al. v. The Equitable Retirement Plan for Employees, Managers and Agents, et al. was filed in the District Court for the Southern District of New York in August 2001 against The Equitable Retirement Plan for Employees, Managers and Agents (the "Retirement Plan") and The Officers Committee on Benefit Plans of Equitable Life, as Plan Administrator. The action was brought by five participants in the Retirement Plan and purports to be on behalf of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula." The complaint challenges the change, effective January 1, 1989, in the pension benefit formula from a final average pay formula to a cash balance formula. Plaintiffs allege that the change to the cash balance formula violates ERISA by reducing the rate of accruals based on age, failing to comply with ERISA's notice requirements and improperly applying the formula to retroactively reduce accrued benefits. The relief sought includes a declaration that the cash balance plan violates ERISA, an order enjoining the enforcement of the cash balance formula, reformation and damages. Defendants answered the complaint in October 2001. In April 2002, plaintiffs filed a motion seeking to certify a class of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula." Also in April 2002, plaintiffs agreed to dismiss with prejudice their claim that the change to the cash balance formula violates ERISA by improperly applying the formula to retroactively reduce accrued benefits. That claim has been dismissed. The parties have agreed on class certification and in October 2002, the court accepted the recommendation of a special master to certify a plaintiff class.

      Three previously disclosed lawsuits, Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, Raymond Patenaude v. The Equitable Life Assurance Society of the United States, AXA Advisors, LLC and Equitable Distributors, Inc. and Siamac Sedighim v. Donaldson Lufkin & Jenrette, Inc., et al. have been dismissed with prejudice. In addition, in three previously disclosed actions, R.S.M. Inc., et al. v. Alliance Capital Management L.P., et al., In re AXA Financial, Inc. Shareholders Litigation and David Uhrik v. Credit Suisse First Boston (USA), Inc., et al., the parties have agreed to settle and the actions have been dismissed.

      Although the outcome of litigation generally cannot be predicted with certainty, the Company's management believes that, subject to the foregoing, (i) the settlement of the R.S.M., In re AXA Financial, Inc. Shareholders Litigation and the Uhrik litigations will not have a material adverse effect on the consolidated financial position or results of operations of the Company and (ii) the ultimate resolution of the other litigations described above should not have a material adverse effect on the consolidated financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any of such other litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

      In April 2001, an amended class action complaint entitled Miller, et al.
      v. Mitchell Hutchins Asset Management, Inc., et al. (Miller Complaint"), was filed in Federal District Court in the Southern District of Illinois against Alliance, Alliance Fund Distributors, Inc. ("AFD"), a wholly owned subsidiary of Alliance, and other defendants alleging violations of the Investment Company Act of 1940, as amended ("ICA"), and breaches of common law fiduciary duty. The allegations in the Miller Complaint concern six mutual funds with which Alliance has investment advisory agreements, including Alliance Premier Growth Fund ("Premier Growth Fund"), Alliance Health Care Fund, Alliance Growth Fund, Alliance Quasar Fund, Alliance Fund and Alliance Disciplined Value Fund. The Miller Complaint alleges principally that (i) certain advisory agreements concerning these funds were negotiated, approved, and executed in violation of the ICA, in particular because certain directors of these funds should be deemed interested under the ICA; (ii) the distribution plans for these funds were negotiated, approved, and executed in violation of the ICA; and (iii) the advisory fees and distribution fees paid to Alliance and AFD, respectively, are excessive and, therefore, constitute a breach of fiduciary duty. Plaintiffs seek a recovery of certain fees paid by these funds to Alliance. In March 2002, the court issued an order granting defendants' joint motion to dismiss the Miller Complaint. The court allowed plaintiffs up to and including April 1, 2002 to file an amended complaint comporting with its order. In April 2002, plaintiffs filed a second amended complaint. The allegations and relief sought in the second amended complaint are virtually identical to the Miller Complaint. In May 2002, defendants filed a motion to dismiss the amended complaint. Alliance and AFD believe that plaintiffs' allegations are without merit and intend to vigorously defend against these allegations. At the present time, management of Alliance and AFD are unable to estimate the impact, if any, that the outcome of this action may have on Alliance's results of operations or financial condition and the Company's management is unable to estimate the impact, if any, that the outcome of this action may have on its consolidated results of operations or financial position.

      In December 2001 a complaint entitled Benak v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Benak Complaint") was filed in Federal District Court in the District of New Jersey against Alliance and Alliance Premier Growth Fund alleging violation of the ICA. The principal allegations of the Benak Complaint are that Alliance breached its duty of loyalty to Premier Growth Fund because one of the directors of the General Partner of Alliance served as a director of Enron Corp. ("Enron") when Premier Growth Fund purchased shares of Enron and as a consequence thereof, the investment advisory fees paid to Alliance by Premier Growth Fund should be returned as a means of recovering for Premier Growth Fund the losses plaintiff alleges were caused by the alleged breach of the duty of loyalty. Plaintiff seeks recovery of fees paid by Premier Growth Fund to Alliance. Subsequently, between December 2001 and July 2002, five complaints making substantially the same allegations and seeking substantially the same relief as the Benak Complaint were filed against Alliance Capital Management L.P. and Alliance Premier Growth Fund. All of those actions were consolidated in Federal District Court in the District of New Jersey. In January 2003, a consolidated amended complaint entitled Benak v. Alliance Capital Management L.P. was filed containing allegations similar to those in the individual complaints and alleging violation of the ICA. While the Consolidated Amended Complaint seeks relief similar to that requested in the individual actions, it does not name the Premier Growth Fund as a defendant. Alliance believes the plaintiffs' allegations in the Benak Consolidated Amended Complaint are without merit and intends to vigorously defend against these allegations. At the present time Alliance's management is unable to estimate the impact, if any, that the outcome of these actions may have on Alliance's results of operations or financial condition and the Company's management is unable to estimate the impact, if any, that the outcome of these actions may have on its consolidated results of operations or financial position.

      In April 2002, a consolidated complaint entitled In re Enron Corporation Securities Litigation ("Enron Complaint") was filed in Federal District Court in the Southern District of Texas, Houston Division, against numerous defendants, including Alliance. The principal allegations of the Enron Complaint, as they pertain to Alliance, are that Alliance violated Sections 11 and 15 of the Securities Act of 1933, as amended ("Securities Act") with respect to a registration statement filed by Enron and effective with the SEC on July 18, 2001, which was used to sell $1.9 billion Enron Corp. Zero Coupon Convertible Senior Notes due 2021. Plaintiffs allege that Frank Savage, who was at that time an employee of Alliance and who was and remains a director of the General Partner of Alliance, signed the registration statement at issue. Plaintiffs allege that the registration statement was materially misleading. Plaintiffs further allege that Alliance was a controlling person of Frank Savage. Plaintiffs therefore assert that Alliance is itself liable for the allegedly misleading registration statement. Plaintiffs seek recission or a recissionary measure of damages. The Enron Complaint specifically states that "[n]o allegations of fraud are made against or directed at" Alliance. In June 2002, Alliance moved to dismiss the complaint as the allegations therein pertain to it. That motion is pending. Alliance believes the allegations of the Enron Complaint as to it are without merit and intends to vigorously defend against these allegations. At the present time, management of Alliance is unable to estimate the impact, if any, that the outcome of this action may have on Alliance's results of operations or financial condition and the Company's management is unable to estimate the impact, if any, that the outcome of this action may have on its consolidated results of operations or financial position.

      In May, 2002, a complaint entitled The Florida State Board of Administration v. Alliance Capital Management L.P. (the "SBA Complaint") was filed in the Circuit Court of the Second Judicial Circuit, in and for Leon County, Florida against Alliance. The SBA Complaint alleges breach of contract relating to the Investment Management Agreement between The Florida State Board of Administration ("SBA") and Alliance, breach of the covenant of good faith and fair dealing contained in the Investment Management Agreement, breach of fiduciary duty, negligence, gross negligence and violation of the Florida Securities and Investor Protection Act, in connection with purchases and sales of Enron common stock for the SBA investment account. The SBA seeks more than $300 million in compensatory damages and an unspecified amount of punitive damages. In June 2002, Alliance moved to dismiss the SBA Complaint; in September 2002, the court denied Alliance's motion to dismiss the SBA Complaint in its entirety, and the case is currently in discovery. Alliance believes the SBA's allegations in the SBA Complaint are without merit and intends to vigorously defend against these allegations. At the present time, Alliance's management is unable to estimate the impact, if any, that the outcome of this action may have on Alliance's results of operations or financial condition and the Company's management is unable to estimate the impact, if any, that the outcome of this action may have on its consolidated results of operations or financial position.

      In September 2002, a complaint entitled Lawrence E. Jaffe Pension Plan, Lawrence E. Jaffe Trustee U/A 1198 v. Alliance Capital Management L.P., Alfred Harrison and Alliance Premier Growth Fund, Inc. ("Jaffe Complaint") was filed in Federal District Court in the Southern District of New York against Alliance, Alfred Harrison and Premier Growth Fund alleging violation of the ICA. The Jaffe Complaint alleges that the defendants breached their fiduciary duties of loyalty, care and good faith to Premier Growth Fund by causing Premier Growth Fund to invest in the securities of

      Enron and that the agreements between Premier Growth Fund and Alliance violated the ICA because all of the directors of Premier Growth Fund should be deemed interested under the ICA. Plaintiff seeks damages equal to Premier Growth Fund's losses as a result of Premier Growth Fund's investment in shares of Enron and a recovery of all fees paid to Alliance beginning November 1, 2000. In November 2002, Alliance filed a motion to transfer the Jaffe Complaint to the United States District Court for the District of New Jersey to be consolidated with the Benak v. Alliance Capital Management L.P. action already pending there. Alliance's time to move, answer or otherwise respond to the Jaffe Complaint is stayed pending a decision on the motion to transfer. Alliance and Alfred Harrison believe that plaintiff's allegations in the Jaffe Complaint are without merit and intend to vigorously defend against these allegations. At the present time, management of Alliance is unable to estimate the impact, if any, that the outcome of this action may have on its results of operations or financial condition and the Company's management is unable to estimate the impact, if any, that the outcome of this action may have on its consolidated results of operations or financial position.

      In December 2002, a complaint entitled Patrick J. Goggins et al. v. Alliance Capital Management L.P. et al. ("Goggins Complaint") was filed in Federal District Court in the Southern District of New York against Alliance, Premier Growth Fund and individual directors and certain officers of the Fund. The Goggins Complaint alleges that defendants violated the Securities Act of 1933 because Premier Growth Fund's registration statements and prospectuses allegedly were materially misleading, contained untrue statements of material fact and omitted material facts in describing the strategic objectives and investment strategies of Premier Growth Fund in relation to Premier Growth Fund's investments, including Premier Growth Fund's investments in Enron Corp. securities. Plaintiffs seek rescissory relief or an unspecified amount of compensatory damages. Alliance's time to move, answer or otherwise respond to the Goggins Complaint is currently stayed. Alliance, Premier Growth Fund and the other defendants believe the plaintiffs' allegations in the Goggins Complaint are without merit and intend to vigorously defend against these allegations. At the present time, management of Alliance is unable to estimate the impact, if any, that the outcome of this action may have on Alliance's results of operations or financial condition and the Company's management is unable to estimate the impact, if any, that the outcome of this action may have on its consolidated results of operations or financial position.

      In addition to the matters previously reported and those described above, the Holding Company and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter. Accordingly, the Company's management cannot make an estimate of loss, if any, or predict whether or not any given matter will have a material adverse effect the Company's consolidated results of operations in any particular period.

17)   LEASES

      The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable operating leases for 2003 and the four successive years are $123.6 million, $127.9 million, $117.5 million, $99.9 million, $91.8 million and $848.4 million thereafter. Minimum future sublease rental income on these noncancelable operating leases for 2003 and the four successive years is $5.6 million, $5.6 million, $5.4 million, $2.2 million, $2.2 million and $18.1 million thereafter.

      At December 31, 2002, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 2003 and the four successive years is $81.7 million, $78.8 million, $75.9 million, $75.2 million, $67.6 million and $535.8 million thereafter.

      The Company has entered into capital leases for certain information technology equipment. Future minimum payments under noncancelable capital leases for 2003 and the two successive years are $4.4 million, $2.8 million, and $.9 million.

18)   INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

      Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit Equitable Life to pay shareholder dividends not greater than $408.9 million during 2003. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2002, 2001 and 2000, the Insurance Group statutory net income totaled $451.6 million, $547.7 million and $1,068.6 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,281.0 million and $6,100.4 million at December 31, 2002 and 2001, respectively. In 2002, 2001 and 2000, respectively, $500.0 million, $1.7 billion and $250.0 million in shareholder dividends were paid by Equitable Life.

      At December 31, 2002, the Insurance Group, in accordance with various government and state regulations, had $23.3 million of securities deposited with such government or state agencies.

      In 1998, the NAIC approved a codification of statutory accounting practices ("Codification"), which provides regulators and insurers with uniform statutory guidance, addresses areas where statutory accounting previously was silent and changes certain existing statutory positions. Equitable Life and Equitable of Colorado became subject to Codification rules for all state filings upon adoption of Codification by the respective states.

      On December 27, 2000, an emergency rule was issued by the New York Insurance Department (NYID), which adopted Codification in New York effective on January 1, 2001 except where the guidance conflicted with New York Law. Differences in the New York regulation adopted in 2000 from Codification were in accounting for deferred taxes and goodwill, which are required to be disclosed in the notes to the Annual Statement, as well as the Annual Audited Report. On September 24, 2002 the bill authorizing the admissibility of deferred taxes by New York insurers was signed into law and was effective as of January 1, 2002. The impact of adopting the accounting for deferred taxes at January 1,2002 was a $363.6 million decrease to surplus.

      The implementation of Codification in 2001 resulted in a $1,630.9 million increase to surplus and capital stock, principally due to the $1,660.8 million valuation adjustment related to Alliance.

      The application of the Codification rules as adopted by the State of Colorado had no significant effect on Equitable Life or EOC.

      At December 31, 2002 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by the State of New York and those prescribed in the January 1, 2001 NAIC Accounting Practices and Procedures manual.

      Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with provisions made for deferred amounts that reverse within one year while under GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance and Alliance Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in GAAP; (i) computer software development costs are capitalized under GAAP but expensed under SAP; and (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under GAAP.

        The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the NYID with net earnings and equity on a GAAP basis.

                                                                  2002               2001                2000
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net change in statutory surplus and
          capital stock....................................  $    (1,354.7)      $      104.1       $    1,321.4
        Change in AVR......................................         (464.7)            (230.2)            (665.5)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and AVR..........................................       (1,819.4)            (126.1)             655.9
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................          255.2              270.8              254.5
          DAC..............................................          458.1              458.5              469.1
          Deferred Federal income taxes....................         (634.6)            (354.8)            (127.3)
          Valuation of investments.........................          (74.8)              67.9             (134.8)
          Valuation of investment subsidiary...............        1,399.4           (1,507.9)             (29.2)
          Change in fair value of guaranteed minimum
            income benefit reinsurance contracts...........          120.0                -                  -
          Shareholder dividends paid......................           500.0            1,700.0              250.0
          Changes in non-admitted assets...................          384.2              138.3               73.8
          Stock option expense related to AXA's minority
            interest acquisition...........................            -                  -               (493.9)
          Other, net.......................................          (23.7)               5.4              383.1
          GAAP adjustments for Discontinued
            Operations.....................................           23.0               (5.1)              54.3
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $       587.4       $      647.0       $    1,355.5
                                                            =================   ================   =================


                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2002               2001                2000
                                                            -----------------   ----------------   ------------------
                                                                                 (IN MILLIONS)

        Statutory surplus and capital stock................  $     4,091.3       $    5,446.0       $    5,341.9
        AVR................................................          189.7              654.4              884.6
                                                            -----------------   ----------------   ------------------
        Statutory surplus, capital stock and AVR...........        4,281.0            6,100.4            6,226.5
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,237.6)          (1,492.8)          (1,763.6)
          DAC..............................................        5,801.0            5,513.7            5,128.8
          Deferred Federal income taxes....................       (1,835.8)          (1,252.2)            (640.7)
          Valuation of investments.........................        1,629.6              635.9              140.2
          Valuation of investment subsidiary...............       (1,191.4)          (2,590.8)          (1,082.9)
          Change in fair value of guaranteed minimum
            income benefit reinsurance contracts...........          120.0                -                  -
          Non-admitted assets..............................        1,162.3              778.1              639.8
          Issuance of surplus notes........................         (599.6)            (539.4)            (539.1)
          Other, net.......................................          157.2              536.6              500.6
          GAAP adjustments for Discontinued
            Operations.....................................         (108.7)            (123.8)            (164.3)
                                                            -----------------   ----------------   ------------------
        Equity of the Insurance Group......................  $     8,178.0       $    7,565.7       $    8,445.3
                                                            =================   ================   ==================

19)   BUSINESS SEGMENT INFORMATION

      The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

      The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

      The Investment Services segment principally includes Alliance. Alliance provides diversified investment management and related services globally to a broad range of clients including: (a) institutional clients, including pension funds, endowments and domestic and foreign financial institutions, (b) private clients, including high net worth individuals, trusts and estates and charitable foundations, (c) individual investors, principally through a broad line of mutual funds, and (d) institutional investors by means of in-depth research, portfolio strategy and other services. This segment also includes institutional Separate Accounts that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

      Intersegment investment advisory and other fees of approximately $102.2 million, $116.6 million and $153.2 million for 2002, 2001 and 2000, respectively, are included in total revenues of the Investment Services segment.

      The following tables reconcile segment revenues and earnings from continuing operations before Federal income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.

                                                                    2002               2001               2000
                                                              -----------------   ----------------  ------------------
                                                                                   (IN MILLIONS)
       SEGMENT REVENUES:
       Insurance............................................   $     4,673.4       $     4,763.3     $     4,681.9
       Investment Services..................................         2,744.9             2,994.4           4,672.5
       Consolidation/elimination............................           (71.3)              (90.0)           (113.2)
                                                              -----------------   ----------------  ------------------
       Total Revenues.......................................   $     7,347.0       $     7,667.7     $     9,241.2
                                                              =================   ================  ==================

       SEGMENT EARNINGS (LOSS) FROM CONTINUING OPERATIONS
         BEFORE FEDERAL INCOME TAXES AND MINORITY INTEREST:
       Insurance............................................   $       437.9       $       707.5     $      (192.5)
       Investment Services..................................           590.7               585.4           2,778.0
                                                              -----------------   ----------------  ------------------
       Total Earnings from Continuing Operations
         before Federal Income Taxes
         and Minority Interest.............................   $     1,028.6       $     1,292.9     $     2,585.5
                                                              =================   ================  ==================


                                                                    2002               2001               2000
                                                              -----------------   ----------------  ------------------
                                                                                   (IN MILLIONS)
       ASSETS:
       Insurance............................................   $    80,638.7       $    84,572.2     $    88,641.1
       Investment Services..................................        14,160.3            15,808.8          16,807.2
       Consolidation/elimination............................            27.3               (94.4)            (57.1)
                                                              -----------------   ----------------  ------------------
       Total Assets.........................................   $    94,826.3       $   100,286.6     $   105,391.2
                                                              =================   ================  ==================


20)   QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

      The quarterly results of operations for 2002 and 2001 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)
        2002
        ----
        Total Revenues................  $     1,883.9      $     2,072.1       $    1,860.9         $    1,530.1
                                       =================  =================   ==================   ==================

        Earnings (Loss) from
          Continuing Operations.......  $       162.6      $       206.7       $      266.9         $      (21.3)
                                       =================  =================   ==================   ==================

        Net Earnings (Loss)...........  $       130.4      $       205.3       $      286.3         $      (34.6)
                                       =================  =================   ==================   ==================

        2001
        ----
        Total Revenues................  $     2,023.1      $     1,898.6       $    1,804.8         $    1,941.2
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations..................  $       227.1      $       120.3       $      119.2         $      140.0
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       233.6      $       118.5       $      118.7         $      176.2
                                       =================  =================   ==================   ==================


      The quarterly results of operations for the first three quarters of 2002 have been restated to reflect the accounting change adopted in the fourth quarter of 2002 as of January 1, 2002 for liabilities associated with variable annuity contracts that contain GMDB and GMIB features, as follows:


                                                                                THREE MONTHS ENDED
                                                            ------------------------------------------------------------
                                                                MARCH 31            JUNE 30           SEPTEMBER 30
                                                            -----------------   ----------------  ----------------------
                                                                                   (IN MILLIONS)

       Earnings from continuing operations,
          as previously reported..........................   $      160.5        $      286.6      $      345.7
       Adjustment to reflect adoption of accounting
          change as of January 1, 2002....................            2.1               (79.9)            (78.8)
                                                            -----------------   ----------------  ----------------------
       Earnings from Continuing
          Operations, as Restated.........................   $      162.6        $      206.7      $      266.9
                                                            =================   ================  ======================

       Net earnings, as previously reported...............   $      161.5        $      285.2      $      365.1
       Adjustment to reflect adoption of accounting
          change as of January 1, 2002....................          (31.1)              (79.9)            (78.8)
                                                            -----------------   ----------------  ----------------------
       Net Earnings, as Restated..........................   $      130.4        $      205.3      $      286.3
                                                            =================   ================  ======================

21)   ACCOUNTING FOR STOCK-BASED COMPENSATION

      The Holding Company sponsors a stock incentive plan for employees of Equitable Life. Alliance sponsors its own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Stock-based employee compensation expense is not reflected in the statement of earnings as all options granted under those plans had an exercise price equal to the market value of the underlying common stock on the date of the grant. The following table illustrates the effect on net income had compensation expense as related to options awarded under the Company's Stock Incentive Plans been determined based on SFAS No. 123's fair value based method, including the cost of the amendments and modifications made in connection with AXA's acquisition of the minority interest in the Holding Company:


                                                                  2002               2001                 2000
                                                            -----------------   ----------------   -------------------
                                                                                  (IN MILLIONS)

        Net income, as reported............................  $       587.4       $      647.0       $    1,355.5
        Add: Compensation charge resulting from
           AXA's acquisition of minority interest
           included in net earnings........................            -                  -                306.4
        Less: Total stock-based employee compensation
           expense determined under fair value method for
           all awards, net of Federal income tax benefit             (36.0)             (22.2)             (34.6)
                                                            -----------------   ----------------   -------------------
        Pro Forma Net Earnings.............................  $       551.4       $      624.8       $    1,627.3
                                                            =================   ================   ===================


      In conjunction with approval of the agreement for AXA's acquisition of the minority interest in the Holding Company's Common Stock, generally all outstanding options awarded under the 1997 and 1991 Stock Incentive Plans were amended to become immediately and fully exercisable pursuant to their terms upon expiration of the initial tender offer. In addition, the agreement provided that at the effective time of the merger, the terms of all outstanding options granted under those Plans would be further amended and converted into options of equivalent intrinsic value to acquire a number of AXA ordinary shares in the form of ADRs. Also pursuant to the agreement, holders of non-qualified options were provided with an alternative to elect cancellation of those options at the effective time of the merger in exchange for a cash payment from the Holding Company. For the year ended December 31, 2000, the Company recognized compensation expense of $493.9 million, representing the cost of these Plan amendments and modifications offset by an addition to capital in excess of par value.

      Beginning in 2001, under the 1997 Stock Incentive Plan, the Holding Company can issue options to purchase AXA ADRs. The options, which include Incentive Stock Options and Nonstatutory Stock Options, are issued at the fair market value of the AXA ADRs on the date of grant. Generally, one-third of stock options granted vest and become exercisable on each of the first three anniversaries of the date such options were granted. Options are currently exercisable up to 10 years from the date of grant.

      Following completion of the merger of AXA Merger Corp. with and into the Holding Company, certain employees exchanged AXA ADR options for tandem Stock Appreciation Rights ("SARs") and at-the-money AXA ADR options of equivalent intrinsic value. The maximum obligation for the SARs is $73.3 million, based upon the underlying price of AXA ADRs at January 2, 2001, the closing date of the aforementioned merger. The Company recorded a (reduction) increase in the SARs liability of $(10.2) million and $(63.2) million for 2002 and 2001, respectively, reflecting the variable accounting for the SARs, based on the change in the market value of AXA ADRs for the respective periods ended December 31, 2002 and 2001.

      The Black-Scholes option pricing model was used in determining the fair values of option awards used in the pro-forma disclosures above. The option pricing assumptions for 2002, 2001 and 2000 follow:

                                       HOLDING COMPANY                            ALLIANCE
                           -----------------------------------------   -------------------------------
                             2002 (1)       2001 (1)        2000          2002      2001       2000
                           -------------  ------------- ------------   -------------------- ----------

        Dividend yield....    2.54%          1.52%         0.32%         5.80%     5.80%      7.20%

        Expected
          volatility......     46%            29%           28%           32%       33%        30%

        Risk-free interest
          rate............    4.04%          4.98%         6.24%         4.2%      4.5%       5.90%

        Expected life
          in years........      5              5             5            7.0       7.2        7.4

        Weighted average
          fair value per
          option at
          grant-date......    $6.30          $9.42        $11.08         $5.89     $9.23      $8.32

     (1) Beginning in 2001, the option pricing assumptions reflect options granted by the Holding Company representing rights to acquire AXA ADRs.

      A summary of the activity in the option shares of the Holding Company and Alliance's option plans follows, including information about options outstanding and exercisable at December 31, 2002. Outstanding options at January 2, 2001 to acquire AXA ADRs reflect the conversion of 11.5 million share options of the Holding Company that remained outstanding following the above-described cash settlement made pursuant to the agreement for AXA's acquisition of the minority interest in the Holding Company's Common Stock. All information presented below as related to options to acquire AXA ADRs gives appropriate effect to AXA's May 2001 four-for-one stock split and the related changes in ADR parity for each Holding Company share option:

                                                       HOLDING COMPANY                          ALLIANCE
                                             ------------------------------------   ---------------------------------
                                                   COMMON
                                                   STOCK            WEIGHTED                            WEIGHTED
                                                    AND             AVERAGE                             AVERAGE
                                                  AXA ADRS          EXERCISE            UNITS           EXERCISE
                                               (IN MILLIONS)         PRICE          (IN MILLIONS)        PRICE
                                             ------------------------------------   --------------- -----------------
        Holding Company Option Shares:
        Balance at December 31, 1999.....         22.7              $24.60               12.5           $17.95
          Granted........................          6.5              $31.06                4.7           $50.93
          Exercised......................         (4.5)             $18.57               (1.7)          $10.90
          Forfeited......................         (1.2)             $26.15                (.1)          $26.62
                                             ----------        ------------          ----------      ---------

        Balance at December 31, 2000.....         23.5              $27.20               15.4           $28.73
                                             ==========        ============

        AXA ADR Option Shares:
        Balance at January 2, 2001                18.3              $21.65
          Granted........................         17.0              $31.55                2.5           $50.34
          Exercised......................         (2.2)             $11.57               (1.7)          $13.45
          Forfeited......................         (3.1)             $32.02                (.3)          $34.33
                                             ----------        ------------          ----------      ---------

        Balance at December 31, 2001.....         30.0              $31.55               15.9           $33.58
          Granted........................          6.7              $17.24                2.4           $39.32
          Exercised......................          (.2)             $10.70               (1.4)          $14.83
          Forfeited......................         (1.2)             $27.12                (.5)          $42.99
                                             ----------        ------------          ----------      ---------

        Balance at December 31, 2002              35.3              $25.14               16.4           $34.91
                                             ==========        ============          ==========      =========

      Information about options outstanding and exercisable at December 31, 2002 follows:

                                            OPTIONS OUTSTANDING                            OPTIONS EXERCISABLE
                             ---------------------------------------------------   -------------------------------------
                                                   WEIGHTED
                                                    AVERAGE         WEIGHTED                               WEIGHTED
              RANGE OF             NUMBER          REMAINING        AVERAGE             NUMBER              AVERAGE
              EXERCISE          OUTSTANDING       CONTRACTUAL       EXERCISE          EXERCISABLE          EXERCISE
               PRICES          (IN MILLIONS)     LIFE (YEARS)        PRICE           (IN MILLIONS)           PRICE
        --------------------------------------- ---------------- ---------------   ------------------   ----------------

              AXA ADRs
        ----------------------
        $ 6.325   - $ 9.01           1.8               1.26            $6.76              1.8                 $6.76
        $10.195   - $14.73           3.3               6.41           $13.13              2.4                $13.28
        $15.995   - $22.84          10.3               7.82           $18.47              4.7                $18.80
        $26.095   - $33.025         14.9               5.60           $30.93              8.5                $31.76
        $36.031                      5.0               6.48           $36.03              5.0                $36.03
                              -----------------                                    ------------------
        $ 6.325   - $36.031         35.3               6.22           $25.14             22.4                $26.00
                              =================                                    ==================

              Alliance
        ----------------------
        $   8.81   - $18.47          3.5               3.43           $13.21              3.5                $13.21
        $  22.50   - $30.25          3.8               6.34           $27.87              2.6                $27.60
        $  30.94   - $48.50          4.9               8.68           $41.01              1.0                $48.46
        $  50.15   - $50.56          2.3               8.92           $50.25               .5                $50.25
        $  51.10   - $58.50          1.9               7.95           $53.78               .7                $53.77
                              -----------------                                    ------------------
        $   8.81   - $58.50         16.4               6.98           $34.91              8.3                $27.72
                              =================                                    ==================


      The Company's ownership interest in Alliance will continue to be reduced upon the exercise of unit options granted to certain Alliance employees. Options are exercisable over a period of up to ten years.

      In 1997, Alliance Holding established a long-term incentive compensation plan under which grants are made to key employees for terms established by Alliance Holding at the time of grant. These awards include options, restricted Alliance Holding units and phantom restricted Alliance Holding units, performance awards, other Alliance Holding unit based awards, or any combination thereof. At December 31, 2002, approximately 14.4 million Alliance Holding units of a maximum 40.0 million units were subject to options granted and 80,433 Alliance Holding units were subject to awards made under this plan.

22)   RELATED PARTY TRANSACTIONS

      Beginning January 1, 2000, the Company reimburses the Holding Company for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to the Holding Company of the benefits provided which totaled $39.7 million and $19.1 million, respectively, for 2002 and 2001.

      The Company paid $596.6 million and $590.5 million, respectively, of commissions and fees to AXA Distribution and its subsidiaries for sales of insurance products for 2002 and 2001. The Company charged AXA Distribution's subsidiaries $411.9 million and $522.6 million, respectively, for their applicable share of operating expenses for 2002 and 2001, pursuant to the Agreements for Services.

      In September 2001, Equitable Life loaned $400.0 million to AXA Insurance Holding Co. Ltd., a subsidiary of AXA. This investment has an interest rate of 5.89% and matures on June 15, 2007. All payments, including interest payable semi-annually, are guaranteed by AXA.


      Both Equitable Life and Alliance, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements which include technology and professional development arrangements. Payments by Equitable Life and Alliance to AXA under such agreements totaled approximately $17.9 million and $13.7 million in 2002 and 2001, respectively. Payments by AXA and AXA affiliates to Equitable Life under such agreements totaled $17.6 million and $9.9 million in 2002 and 2001, respectively.

      Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by Alliance described below:

                                                                  2002               2001               2000
                                                            -----------------   ----------------  ------------------
                                                                                 (IN MILLIONS)


       Investment advisory and services fees..............   $       950.1       $     1,089.7     $     1,021.8
       Distribution revenues..............................           467.5               544.6             621.6
       Shareholder servicing fees.........................            89.7                87.2              85.6
       Other revenues.....................................            10.2                11.0              11.6
       Brokerage..........................................             7.0                 5.7               1.0


23)   PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

      Assuming the Bernstein acquisition had occurred on January 1, 2000, revenues for the Company would have been $8.79 billion for 2000 on a pro forma basis. The impact of the acquisition on net earnings on a pro-forma basis would not have been material.

      This pro forma financial information does not necessarily reflect the results of operations that would have resulted had the Bernstein acquisition actually occurred on January 1, 2000, nor is the pro forma financial information necessarily indicative of the results of operations that may be achieved for any future period.

Appendix A


--------------------------------------------------------------------------------


DIRECTORS AND PRINCIPAL OFFICERS

Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.





DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------

Name and Principal Business Address    Business Experience Within Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Francoise Colloc'h
------------------------------------------------------------------------------------------------------------------------------------
AXA                                    Member of the Management Board (January 2000 to present); Group Executive President, Human
25 Avenue Matignon                     Resources, Communication and Synergies (January 2000 to present); Senior Executive Vice
75008 Paris, France                    President, Human Resources and Communications, AXA (January 1997 to January 2000); prior thereto, Executive Vice President, Culture-Management-Communication (1993 to January 1997);
                                       and various positions with AXA affiliated companies; Member, Executive Committee, AXA
                                       (January 1997 to January 2000); Director, AXA Financial, Inc. (December 1996 to present).
------------------------------------------------------------------------------------------------------------------------------------
Henri de Castries
------------------------------------------------------------------------------------------------------------------------------------
AXA                                    Director of Equitable Life (since September 1993). Chairman of the Board of AXA Financial
25 Avenue Matignon                     (since April 1998); Vice Chairman (February 1996 to April 1998). Chairman of the Management
75008 Paris, France                    Board and Chief Executive Officer of AXA (since May 2000), Vice Chairman of AXA's Management
                                       Board (January 2000 to May 2000). Prior thereto, Senior Executive Vice President, Financial
                                       Services and Life Insurance Activities in the United States, Germany, the United Kingdom and
                                       Benelux (1997 to 1999); Executive Vice President, Financial Services and Life Insurance
                                       Activities (1993 to 1997) of AXA. Director or officer of various subsidiaries and affiliates of the AXA Group. Director of Alliance Capital Management Corporation, the general partner of
                                       Alliance Holding and Alliance. A former Director of Donaldson, Lufkin & Jenrette ("DLJ") from
                                       July 1993 to November 2000.
------------------------------------------------------------------------------------------------------------------------------------
Claus-Michael Dill
------------------------------------------------------------------------------------------------------------------------------------
AXA Konzern AG                         Director of Equitable Life (since May 2000). Chairman of the Management Board of AXA Konzern
Gereonsdriesch 9-11                    AG (since June 1999). Member of the AXA Group Management Board since April 1999. Prior
50670 Cologne, Germany                 thereto, member of the Holding Management Board of Gerling-Konzern in Cologne (1995 to April
                                       1999). Chairman of the Management Board of AXA Versicherung AG, AXA Lebensversicherung AG and
                                       AXA Service AG Lebensversicherungs-Management AG (since June 1999). Director of AXA Financial
                                       (since May 2000).
------------------------------------------------------------------------------------------------------------------------------------
Joseph L. Dionne
------------------------------------------------------------------------------------------------------------------------------------
198 N. Wilton Road                     Director of Equitable Life (since May 1982). Retired Chairman of The McGraw-Hill Companies
New Canaan, CT 06840                   (since January 2000); prior thereto, Chairman (April 1988 to January 2000) and Chief
                                       Executive Officer (April 1983 to April 1998). Director of Ryder System, Inc. since 1995.
                                       Director of AXA Financial, Inc. (since May, 1992). He retired as a Director of McGraw-Hill
                                       Companies in April 2000. Director of Harris Corp. 1995 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Denis Duverne
------------------------------------------------------------------------------------------------------------------------------------
AXA                                    Director of Equitable Life (since February 1998). Executive Vice President, Control and
25, Avenue Matignon                    Strategy, AXA (January 2000 to present); prior thereto Senior Executive Vice President,
75008 Paris, France                    International (US-UK-Benelex) AXA (January 1997 to January 2000); Member of the Management
                                       Board, AXA, since February 2003; Member of the AXA Executive Committee, January 2000 to
                                       present; Director, Alliance Capital (February 1996 to present) and various AXA Affiliated companies. Former Director of DLJ (February 1997 to November 2000).
------------------------------------------------------------------------------------------------------------------------------------


                                                                            1(1)

DIRECTORS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

Name and Principal Business Address    Business Experience Within Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Jean-Rene Fourtou
------------------------------------------------------------------------------------------------------------------------------------
Vivendi Universal                      Director of Equitable Life (since July 1992). Vice Chairman of the Management Board of
42, avenue de Friedland                Aventis (since December 1999). Prior thereto, Chairman and Chief Executive Officer of
75008 Paris                            Rhone-Poulenc, S.A. (1986 to December 1999). Member of the Supervisory Board of AXA. Director
France                                 of Schneider Electric, Rhodia, and Pernod-Ricard and European Aeronautic Defense and Space
                                       Company. Former Member of the Consulting Council of Banque de France. Director, AXA Financial
                                       (since July, 1992).
------------------------------------------------------------------------------------------------------------------------------------
John C. Graves
------------------------------------------------------------------------------------------------------------------------------------
Graves Ventures, LLC and               Director of Equitable Life (since September 19, 2002). President and Chief Operating Officer,
Earl G. Graves, Ltd.                   Graves Ventures, LLC (January 2001 to present), Chief of Staff, Earl G. Graves, Ltd. (March
130 Fifth Avenue                       1993 to present) and President of Black Enterprise Unlimited (unknown to present); Director,
New York, NY 10011                     AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (September
                                       2002 to present); Trustee, Meharry Medical College (September 2001 to present); President,
                                       Catholic Big Brothers, Inc. (June 1992 to present); Attorney, Cleary, Gottlieb, Steen &
                                       Hamilton (1989 to 1993).
------------------------------------------------------------------------------------------------------------------------------------
Donald J. Greene
------------------------------------------------------------------------------------------------------------------------------------
LeBoeuf, Lamb, Greene & MacRae         Director of Equitable Life (since July 1991). Of Counsel, LeBoeuf, Lamb, Greene & MacRae
125 West 55th Street                   (1999 to 2003). Prior thereto, Partner of the firm (1965 to 1999). Director of AXA Financial
New York, NY 10019-4513                (since May 1992). Director of Associated Electric and Gas Insurance Services and AXIS
                                       Specialty Insurance Company since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Mary (Nina) Henderson
------------------------------------------------------------------------------------------------------------------------------------
425 E. 86th Street, Apt. 12-C          Director of Equitable Life (since December 1996). Retired Corporate Vice President, Core
New York, NY 10028                     Business Development of Bestfoods (from June 1999 until December 2000). Prior thereto,
                                       President, Bestfoods Grocery (formerly CPC International, Inc.) and Vice President, Bestfoods
                                       (1997 to 1999). President, CPC Specialty Markets Group (1993 to 1997); Director, Del Monte
                                       Foods Co., PACTIV Corporation and the "Shell" Transport and Trading Company, plc.; Former
                                       Director, Hunt Corporation (1992-2002); Director, AXA Financial (since December 1996).
------------------------------------------------------------------------------------------------------------------------------------
James F. Higgins
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley                         Director of Equitable Life (since December 19, 2002). Senior Advisor, Morgan Stanley (June
Harborside Financial Center            2000 to present); Director/Trustee, Morgan Stanley Funds (June 2000 to present); Director,
Plaza Two, Second Floor                AXA Financial, Inc. (December 2002 to present); President and Chief Operating Officer -
Jersey City, NJ 07311                  Individual Investor Group, Morgan Stanley Dean Witter (June 1997 to June 2000); President and
                                       Chief Operating Officer - Dean Witter Securities, Dean Witter Discover & Co. (1993 to May
                                       1997); President and Chief Operating Officer - Dean Witter Financial, Dean Witter Reynolds
                                       Inc. (1989 to 1993); Director and Chairman of the Executive Committee, Georgetown University
                                       Board of Regents; Director, The American Ireland Fund; Member, The American Association of
                                       Sovereign Military Order of Malta.
------------------------------------------------------------------------------------------------------------------------------------
W. Edwin Jarmain
------------------------------------------------------------------------------------------------------------------------------------
Jarmain Group Inc.                     Director of Equitable Life (since July 1992). President, Jarmain Group Inc. (since 1979); and
77 King Street West                    officer or director of several affiliated companies. Director, AXA Insurance (Canada),
Suite 4545                             Anglo-Canada General Insurance Company, Alliance Capital Management Corporation and AXA
Toronto, Ontario M5K 1K2               Pacific Insurance Company and AXA Australia, Alternate Director, AXA Asia Pacific Holdings
Canada                                 Limited (December 1999 to September 2000) and a former Director of DLJ (October 1999 to
                                       November 2000). Chairman (non-executive) and Director, FCA International Ltd. (January 1994
                                       to May 1998). Director of AXA Financial, Inc. (since July 1992).
------------------------------------------------------------------------------------------------------------------------------------
Christina M. Johnson
------------------------------------------------------------------------------------------------------------------------------------
Saks Fifth Avenue Enterprises          Director of Equitable Life (since September 19, 2002). President and Chief Executive Officer
12 East 49th Street, 19th Floor        (February 2001 to present); President and Chief Executive Officer, Saks Fifth Avenue
New York, NY 10017                     (February 2000 to February 2001); Vice Chairman (September 1998 to February 2000) and Chief
                                       Operating Officer (May 1999 to February 2000); Executive Vice President - Director of Stores
                                       (July 1996 to September 1998); Senior Vice President and Regional Director of Stores/East
                                       (1992 to July 1996); General Manager (1991 to 1992); Director, AXA Financial, Inc. (September
                                       2002 to present); Director, Women In Need, Inc.; Regional Vice President for the Greater New
                                       York Area, National Italian American Foundation.
------------------------------------------------------------------------------------------------------------------------------------


1(2)

DIRECTORS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

Name and Principal Business Address    Business Experience Within Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Scott D. Miller
------------------------------------------------------------------------------------------------------------------------------------
Hyatt Hotels Corporation               Director of Equitable Life (since September 19, 2002). President, Hyatt Hotels Corporation
200 West Madison Street                (January 2000 to present); Director, AXA Financial, Inc. (September 2002 to present) and The
Suite 3900                             Equitable Life Assurance Society of the United States (September 2002 to present); Director,
Chicago, IL 60606                      Schindler Holdings, Ltd. (January 2002 to present); Director, Interval International (January
                                       1998 to present); Executive Vice President, Hyatt Development Corporation (1997 to 2000);
                                       President and Chief Executive Officer, United Infrastructure Company (1993 to 1997) and
                                       Partner, The John Buck Company (1979 to 1993).
------------------------------------------------------------------------------------------------------------------------------------
Joseph H. Moglia
------------------------------------------------------------------------------------------------------------------------------------
Ameritrade Holding Corporation         Director of Equitable Life (since November 20, 2002). Chief Executive Officer, Ameritrade
4211 South 102nd Street                Holding Corporation (March 2001 to present); Director, AXA Financial, Inc. (November 2002 to
Omaha, NE 68127                        present) and The Equitable Life Assurance Society of the United States (November 2002 to
                                       present); Senior Vice President, Merrill Lynch & Co., Inc. (1984 to March 2001); Defensive
                                       Coordinator for Dartmouth College's football team (1968 - 1984).
------------------------------------------------------------------------------------------------------------------------------------
Peter J. Tobin
------------------------------------------------------------------------------------------------------------------------------------
Peter J. Tobin College of Business     Director of Equitable Life (since March 1999); Dean of the Peter J. Tobin College of Business
St. John's University                  St. John's University (since August 1998); Chief Financial Officer, Chase Manhattan Corp.
8000 Utopia Parkway                    (1985 to 1997). Director, Alliance Capital Management Corporation (since May 2000); The CIT
Jamaica, NY 11439                      Group, Inc. (May 1984 to June 2001, June 2002 to present), H.W. Wilson Company and Junior
                                       Achievement of New York, Inc. and a Director and Officer of Rock Valley Tool, LLC. Director
                                       of AXA Financial, Inc. (since March 1999).
------------------------------------------------------------------------------------------------------------------------------------




OFFICERS - DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------

Name and Principal Business Address    Business Experience Within Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Bruce W. Calvert
------------------------------------------------------------------------------------------------------------------------------------
Alliance Capital Management            Director of Equitable Life (since May 2001); Director (since October 1992), Chairman of the
Corporation                            Board (since May 2001) and Chief Executive Officer (since January 1999), Alliance Capital
1345 Avenue of the Americas            Management Corporation; Vice Chairman (May 1993 to April 2001) and Chief Investment Officer
New York, NY 10105                     (May 1993 to January 1999), Alliance Capital Management Corporation; Director, AXA Financial,
                                       Inc. (May 2001 to present); Vice Chairman of the Board of Trustees of Colgate University;
                                       Trustee of the Mike Wolk Heart Foundation; Member of the Investment Committee of the New York
                                       Community Trust.
------------------------------------------------------------------------------------------------------------------------------------
Christopher M. Condron
------------------------------------------------------------------------------------------------------------------------------------
                                       Director, Chairman of the Board, President (since May 2002) and Chief Executive Officer,
                                       Equitable Life (since May 2001); Director, President and Chief Executive Officer, AXA
                                       Financial, Inc. (May 2001 to present); Chairman of the Board and Chief Executive Officer, AXA
                                       Financial Services, LLC (May 2001 to present); Member of AXA's Management Board, (May 2001 to present); Director, Alliance Capital Management Corporation (May 2001 to present); Director,
                                       Chairman of the Board, President and Chief Executive Officer, The Equitable of Colorado, Inc.
                                       (since June 2001); Director, The American Ireland Fund (1999 to present); Board of Trustees of The University of Scranton (1995 to 2002); Member of the Investment Company Institute's
                                       Board of Governors (since October 2001; prior thereto, October 1997 to October 2000) and
                                       Executive Committee (1998-2001); Former Trustee of The University of Pittsburgh and St.
                                       Sebastian's Country Day School; Former Director of the Massachusetts Bankers Association;
                                       President and Chief Operating Officer, Mellon Financial Corporation (1999-2001); Chairman and
                                       Chief Executive Officer, Dreyfus Corporation (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------


                                                                            1(3)

OFFICERS - DIRECTORS  (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

Name and Principal Business Address    Business Experience Within Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Stanley B. Tulin
------------------------------------------------------------------------------------------------------------------------------------
                                       Director and Vice Chairman of the Board (since February 1998), and Chief Financial Officer
                                       (since May 1996), Equitable Life. Vice Chairman of the Board (since November 1999) and Chief
                                       Financial Officer (since May 1997) and prior thereto, Senior Executive Vice President
                                       (February 1998 to November 1999), AXA Financial. Executive Vice President and Member of the
                                       Executive Committee of AXA. Director, Vice Chairman and Chief Financial Officer (since
                                       December 1999) The Equitable of Colorado; AXA Financial Services, LLC and AXA Distribution
                                       Holding Corp. (since September 1999). Director, Alliance (since July 1997). Formerly a
                                       Director of DLJ (from June 1997 to November 2000). Prior thereto, Chairman, Insurance
                                       Consulting and Actuarial Practice, Coopers & Lybrand, L.L.P.
------------------------------------------------------------------------------------------------------------------------------------



OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

Name and Principal Business Address    Business Experience Within Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Leon B. Billis
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since February 1998) and AXA Group Deputy Chief Information Officer
                                       (February 2001 to present); President and Chief Executive Officer, AXA Technology Services of
                                       America, Inc. since 2002; prior thereto, Chief Information Officer (November 1994 to February
                                       2001), Equitable Life and AXA Financial Services, LLC (since September 1999). Previously held other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------------------
Jennifer Blevins
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (January 2002 to present), Equitable Life; Executive Vice President
                                       (January 2002 to present), AXA Financial Services, LLC; prior thereto, Senior Vice President and Managing Director Worldwide Human Resources, Chubb and Son, Inc. (1999 to 2001); Senior
                                       Vice President and Deputy Director of Worldwide Human Resources, Chubb and Son, Inc. (1998 to
                                       1999); Senior Vice President of European Human Resources (and previous Human Resources positions), Chubb Insurance Company of Europe (1992 to 1998).
------------------------------------------------------------------------------------------------------------------------------------
Harvey Blitz
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life. Senior Vice President, AXA Financial. Senior Vice
                                       President, AXA Financial Services, LLC. Director and Chairman, Frontier Trust Company
                                       ("Frontier"), FSB. Director, EQF (now AXA Advisors) (until September 1999). Executive Vice
                                       President and Director (since September 1999), AXA Advisors. Director and Senior Vice
                                       President, AXA Network, LLC (formerly EquiSource). Director and Officer of various Equitable
                                       Life affiliates. Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Kevin R. Byrne
------------------------------------------------------------------------------------------------------------------------------------
                                       Director and Deputy Treasurer (since December 2001) AXA Technology Services of America, Inc.
                                       Senior Vice President and Treasurer, Equitable Life and AXA Financial. Senior Vice President
                                       and Treasurer, AXA Financial Services, LLC (since September 1999); The Equitable of Colorado
                                       (since December 1999). Treasurer, Frontier (since 1990) and AXA Network, LLC (since 1999).
                                       Chairman (since August 2000) and Chief Executive Officer (since September 1997), and prior thereto, President and Treasurer, Equitable Casualty Insurance Company ("Casualty"). Vice
                                       President and Treasurer, EQ Advisors Trust (since March 1997). Senior Vice President and
                                       Treasurer, AXA Distribution Holding Corporation (since November 1999) and AXA Advisors, LLC
                                       (since December 2001). Director, Chairman, President and Chief Executive Officer, Equitable
                                       JV Holdings (August 1997 to June 2002). Director (since July 1997), and Senior Vice President and Chief Financial Officer (since April 1998), ACMC. Treasurer, Paramount Planners, LLC
                                       (since November 2000). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------


1(4)

OTHER OFFICERS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

Name and Principal Business Address    Business Experience Within Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Selig Ehrlich
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since December 2001) and Chief Actuary (since May 2001), Equitable
                                       Life; prior thereto, Senior Vice President (July 1999 to December 2001) and Deputy General
                                       manager (September 2000 to December 2001). Executive Vice President (since December 2001) and
                                       Chief Actuary (since May 2001), AXA Financial Services, LLC, Chief Financial Officer and
                                       Chief Actuary, Travelers, Life Annuity 1994 to 1999
------------------------------------------------------------------------------------------------------------------------------------
MaryBeth Farrell
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (December 2001 to present), Equitable Life; prior thereto, Senior
                                       Vice President and Deputy Controller (November 1999 to December 2001); Senior Vice President
                                       and Controller, GreenPoint Financial/GreenPoint Bank (May 1994 to November 1999); Executive
                                       Vice President (December 2001 to present), AXA Financial Services, LLC.
------------------------------------------------------------------------------------------------------------------------------------
Judy A. Faucett
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life, (since September 1996) and Actuary (September 1996 to
                                       December 1998). Senior Vice President, AXA Financial Services, LLC (September 1999 to
                                       December 2001), Director, Chairman and Chief Executive Officer, AXA Network, LLC (July 1999
                                       to December 2001).
------------------------------------------------------------------------------------------------------------------------------------
Stuart L. Faust
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (September 1997 to present) and Deputy General Counsel (November 1999 to present), Equitable Life; prior thereto, Senior Vice President and Associate General
                                       Counsel (September 1997 to October 1999), Vice President and Associate General Counsel
                                       (November 1993 to August 1997); Senior Vice President and Deputy General Counsel (September
                                       2001 to present), AXA Financial; Senior Vice President (September 1999 to present) and Deputy
                                       General Counsel (November 1999 to present), AXA Financial Services, LLC.
------------------------------------------------------------------------------------------------------------------------------------
Alvin H. Fenichel
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Controller, Equitable Life, AXA Financial and AXA Financial
                                       Services, LLC. Senior Vice President and Controller, The Equitable of Colorado, Inc. (since
                                       December 1999). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Paul J. Flora
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (March 1996) and Auditor since September 1994, Equitable Life. AXA
                                       Financial and AXA Financial Services, LLC.
------------------------------------------------------------------------------------------------------------------------------------
Donald R. Kaplan
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (since September 1999), Chief Compliance Officer and Associate General
                                       Counsel, Equitable Life. Previously held other officerships with Equitable Life. Senior Vice
                                       President, AXA Financial Services, LLC (since September 1999).
------------------------------------------------------------------------------------------------------------------------------------
John M. Lefferts
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and President of Retail Distribution (September 2001 to present),
                                       Equitable Life; prior thereto, President of Texas Region (1998-2001), Agency Manager
                                       (1989-1998). Executive Vice President and President of Retail Distribution, AXA Financial
                                       Services, LLC (since September 2001). Director and Executive Vice President, The Equitable of
                                       Colorado, Inc. (since September 2001). Director, President, Vice President, Secretary and
                                       Treasurer, AXA Network Insurance Agency of Texas, Inc., until 2002. Director, Children's
                                       Cancer Fund.
------------------------------------------------------------------------------------------------------------------------------------
William I. Levine
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and Chief Information Officer (February 2001 to present), Equitable
                                       Life. Executive Vice President and Chief Information Officer, AXA Financial Services, LLC
                                       (since February 2001). Senior Vice President, Paine Webber (1997 to 2001).
------------------------------------------------------------------------------------------------------------------------------------



                                                                            1(5)

OTHER OFFICERS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

Name and Principal Business Address    Business Experience Within Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Charles A. Marino
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (September 2000 to present) and Actuary (May 1994 to present),
                                       Equitable Life; prior thereto, Vice President (May 1998 to September 2000), Assistant Vice
                                       President (May 1993 to May 1998); Senior Vice President (September 2000 to present) and
                                       Actuary (September 1999 to present), AXA Financial Services, LLC.
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Matteis
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President, Equitable Life (since May 1998); Executive Vice President, AXA
                                       Financial Services, LLC (since September 1999); Executive Vice President, Chase Manhattan
                                       Corporation (January 1983 to June 1997); Director, EQF (now AXA Advisors) (October 1998 to
                                       May 1999).
------------------------------------------------------------------------------------------------------------------------------------
Deanna M. Mulligan
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (September 2001 to present), Equitable Life; prior thereto, Senior
                                       Vice President (September 2000 to September 2001). Director, AXA Distributors, LLC (March
                                       2002 to present); Executive Vice President, AXA Financial Services, LLC (since September
                                       2001); prior thereto, Senior Vice President (September 2000 to September 2001). Principal
                                       (and various positions), McKinsey and Company, Inc. (1992 to 2000).
------------------------------------------------------------------------------------------------------------------------------------
Peter D. Noris
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and Chief Investment Officer, Equitable Life. Executive Vice
                                       President (since May 1995) and Chief Investment Officer (since July 1995), AXA Financial,
                                       Executive Vice President and Chief Investment Officer, AXA Financial Services, LLC (since
                                       September 1999). President and Trustee (since March 1997), EQ Advisors Trust and Trustee of
                                       AXA Premier Funds (since November 2001). Executive Vice President and Chief Investment
                                       Officer, The Equitable of Colorado (since December 1999), Director, Alliance, and Equitable
                                       Real Estate (until June 1997). Executive Vice President, AXA Advisors.
------------------------------------------------------------------------------------------------------------------------------------
Anthony C. Pasquale
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life and AXA Financial Services, LLC (since September 1999).
                                       Director, Chairman and Chief Operating Officer, Casualty (from September 1997 until August
                                       2000). Director, Equitable Agri-Business, Inc. (until June 1997). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Pauline Sherman
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (since February 1999); Secretary and Associate General Counsel,
                                       Equitable Life and AXA Financial (since September 1995). Senior Vice President, Secretary and
                                       Associate General Counsel, AXA Financial and AXA Financial Services, LLC (since September
                                       1999). Senior Vice President, Secretary and Associate General Counsel, Equitable of Colorado
                                       (since December 1999). Secretary, AXA Distribution Holding Corporation (since September
                                       1999). Previously held other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------------------
Richard V. Silver
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since September 2001) and General Counsel (since November 1999),
                                       Equitable Life; prior thereto, Senior Vice President (February 1995 - September 2001), Deputy
                                       General Counsel (October 1996 to November 1999). Executive Vice President and General Counsel
                                       (since September 2001), AXA Financial, Inc.; prior thereto, Senior Vice President and Deputy
                                       General Counsel (October 1996 to September 2001). Executive Vice President (since September
                                       2001) and General Counsel (since September 1999), AXA Financial Services, LLC. Executive Vice
                                       President (since September 2001) and General Counsel (since December 1999), Equitable of
                                       Colorado. Director, AXA Advisors. Senior Vice President and General Counsel, EIC (June 1997
                                       to March 1998). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------


1(6)

Appendix B

--------------------------------------------------------------------------------
DATES OF PREVIOUS PROSPECTUSES AND SUPPLEMENTS


THIS SUPPLEMENT UPDATES
THE PROSPECTUSES DATED                                              WHICH RELATE TO OUR
-----------------------------------------------------------------   ----------------------------
September 30, 1987 and December 18, 1986 ........................   Champion Policies
September 30, 1987; April 30, 1986; and January 1, 1994 .........   SP-1 Policies
April 30, 1986 and March 26, 1985 ...............................   Basic and Expanded Policies


In addition, you also have subsequently received other prospectus updating supplements including those dated May 1, 2002, 2001, 2000, 1999, 1998, 1997, and 1996, as well as other supplements dated July 15, 2002, August 30, 1999 and January 1, 1997.


These supplements are still relevant and you should retain them with your prospectus.

                                                                            2(1)

                      (This page intentionally left blank)

The Equitable Life Assurance Society
of the United States

Variable Life Insurance Policies

 Paramount Life(SM)
 IL Protector(R)
 IL COLI(SM)
 Incentive Life Plus(R)
 Survivorship 2000
 Incentive Life 2000
 Champion 2000
 Incentive Life(SM)
 Survivorship Incentive Life(SM)
 Incentive Life(SM) '02
 Survivorship Incentive Life(SM) '02

Prospectus supplement dated May 1, 2003
--------------------------------------------------------------------------------



This supplement updates certain information in the most recent prospectus you received for your Equitable variable life insurance policy listed above, and in any supplements to that prospectus.


LIMITED OPPORTUNITY FOR UNRESTRICTED TRANSFER FROM THE GUARANTEED INTEREST
OPTION.


Your policy permits you to transfer a limited amount of your policy's account value out of the guaranteed interest option during the period beginning 30 days before and ending 60 days after a policy anniversary ("the GIO Transfer Period"). See "Transferring your money among our investment options - Transfers you can make" (or other applicable section regarding transfers) in your prospectus. From March 1, 2003 through December 31, 2003, we are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter (through December 31, 2003), you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option whether or not you are within the GIO Transfer Period.

Your written transfer request must be received in our Administrative Office by December 31, 2003, in order to take advantage of this unrestricted transfer opportunity.


Please note that this offer does not apply to any amounts that we are holding as collateral for a policy loan or as "restricted" amounts as a result of your election to receive a living benefit. Additionally, depending on your policy, there may be a charge for making this transfer. Your prospectus will specify if your policy imposes a charge for this transfer.


   Copyright 2003 The Equitable Life Assurance Society of the United States.

 All rights reserved. IL Protector(R) and Incentive Life Plus(R) are registered service marks
  and IL COLISM, Paramount LifeSM, Incentive LifeSM and Survivorship Incentive
                           LifeSM are service marks of

           The Equitable Life Assurance Society of the United States.



EVM 340 (5/03)                                                          x00555
132014 (5/03)

                                     PART II

                   REPRESENTATION REGARDING REASONABLENESS OF
                        AGGREGATE POLICY FEES AND CHARGES

Equitable represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Equitable under the Policies, Equitable bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Equitable to earn a profit, the degree to which the Policies include innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all policies sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein, based on supplements, data pages or riders to any policies or prospectuses, or otherwise.

                       CONTENTS OF REGISTRATION STATEMENT
                       ----------------------------------

This registration statement comprises the following papers and documents:

The facing sheet.

The Champion Reconciliation and Tie, previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

The SP-1 Reconciliation and Tie, previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

The Basic and Expanded Reconciliation and Tie, previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

The Supplement (in-force) dated May 1, 2003, consisting of 85 pages.

The Guaranteed Interest Option Supplement dated May 1, 2003, consisting of 1 page.

Representation regarding reasonableness of aggregate policy fees and charges.

Undertaking to file reports, previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

Undertaking pursuant to Rule 484(b)(i) under the Securities Act of 1933, previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.


The signatures.

Written Consents of the following persons:

Independent Public Accountants (see exhibit 6).

The following exhibits:
Exhibits required by Article IX, paragraph A of Form N-8B-2:



         1-A(1)(a)        Certified resolution re authority to market variable life insurance and establish separate accounts, previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

         1-A(2)           Inapplicable.

         1-A(3)(a)        See Exhibit 1-A(8).

         1-A(3)(b)        Selling Agreement, previously filed with this Registration Statement File No. 333-
                          17633 on December 11, 1996.

         1-A(3)(c)        See Exhibit 1-A(8)(i)

         1-A(4)           Inapplicable.

         1-A(5)(a)(i)     Variable Whole Life Insurance Policy, previously filed with this Registration
                          Statement File No. 333-17633 on December 11, 1996.

         1-A(5)(a)(ii)    Variable Increasing Protection Life Insurance Policy, previously filed with this
                          Registration Statement File No. 333-17633 on December 11, 1996.

         1-A(5)(a)(iii)   Variable Limited Payment Life Insurance Policy -- Level Face Amount, previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

         1-A(5)(a)(iv)    Variable Whole Life Insurance Policy -- Increasing Face Amount, previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

         1-A(5)(a)(v)     Variable Limited Payment Life Plan Insurance Policy--Level Face Amount,
                          previously filed with this Registration Statement File No. 333-17633 on December
                          11, 1996.

         1-A(5)(a)(vi)    Variable Whole Life Plan Insurance Policy -- Increasing Face Amount,
                          previously filed with this Registration Statement File No. 333-17633 on
                          December 11, 1996.

         1-A(5)(a)(vii)   Single Premium Whole Life Plan Insurance Policy, previously filed with this
                          Registration Statement File No. 333-17633 on December 11, 1996.





         1-A(5)(a)(viii)  Single Premium Whole Life Plan Insurance Policy -- Level Face Amount,
                          previously filed with this Registration Statement File No. 333-17633 on
                          December 11, 1996.

         1-A(5)(a)(ix)    Variable Whole Life Plan Insurance Policy, previously filed with this Registration
                          Statement File No. 333-17633 on December 11, 1996.

         1-A(5)(a)(x)     Variable Whole Life Plan -- Level Face Amount, previously filed with this
                          Registration Statement File No. 333-17633 on December 11, 1996.

         1-A(5)(a)(xi)    Single Premium Whole Life Plan Insurance Policy --
                          Level Face Amount, previously filed with this Registration Statement File No.
                          333-17633 on December 11, 1996.

         1-A(5)(a)(xii)   Variable Limited Payment Life Plan Insurance Policy -- Level Face Amount,
                          previously filed with this Registration Statement File No. 333-17633 on
                          December 11, 1996.

         1-A(5)(a)(xiii)  Variable Whole Life Plan Insurance Policy -- Increasing Face Amount,
                          previously filed with this Registration Statement File No. 333-17633 on
                          December 11, 1996.

         1-A(5)(b)        Rider adding Separate Account II to existing policies. (R81-100), previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

         1-A(5)(c)        Rider re "Loan Value."  (S. 83-23), previously filed with this Registration
                          Statement File No. 333-17633 on December 11, 1996.

         1-A(5)(d)        Rider re "Account Value." (S. 83-41), previously filed with this Registration
                          Statement File No. 333-17633 on December 11, 1996.

         1-A(5)(e)        Rider re "Loans."  (S. 83-61), previously filed with this Registration Statement
                          File No. 333-17633 on December 11, 1996.

         1-A(5)(f)         Rider re "VAA Change Amount" and "Calculation of Cash
                          Values."  (S. 84-81), previously filed with this Registration Statement File No.
                          333-17633 on December 11, 1996.

         1-A(5)(g)        Rider re "Unit Investment Trust Endorsement" (S.85-101), previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

         1-A(5)(h)        Backdating Endorsement No. S.85-81 relating to Policy No. 85-11, previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

         1-A(5)(i)        Adjustable Loan Interest Rate Endorsement No. S.85-83 relating to Policy No. 85-11, previously filed with this Registration Statement File No. 333-17633 on December 11,
                          1996.





         1-A(5)(j)        Accelerated Death Benefit Rider, previously filed with this Registration Statement
                          File No. 333-17633 on December 11, 1996.

         1-A(5)(k)        Name change endorsement (S.97-1), previously filed with this Registration Statement
                          File No. 333-17633 on December 11, 1996.

         1-A(6)(a)        Declaration and Charter of Equitable, as amended January 1, 1997, previously filed with this Registration Statement File No. 333-17633 on April 30, 1997.

         1-A(6)(b)        By-Laws of Equitable, as amended November 21, 1996, previously filed with this Registration Statement
                          File No. 333-17633 on April 30, 1997.

         1-A(7)           Inapplicable.

         1-A(8)           Distribution and Servicing Agreement among EQ Financial Consultants, Inc. (formerly known as Equico Securities, Inc.), Equitable and Equitable Variable dated as of May 1,
                          1994, previously filed with this Registration Statement File No. 333-17633 on December
                          11, 1996.

         1-A(8)(i)        Schedule of Commissions, previously filed with this Registration Statement File No.
                          333-17633 on December 11, 1996.

         1-A(9)(a)        Agreement and Plan of Merger of Equitable Variable with and into Equitable dated
                          September 19, 1996, previously filed with this Registration Statement File No. 333-
                          17633 on December 11, 1996.

         1-A(9)(b)        Form of Participation Agreement among EQ Advisors Trust, Equitable, Equitable Distributors,
                          Inc., now AXA Distributors, LLC, and Equico Securities, Inc. (now AXA advisors, LLC), incorporated by reference to the Registration Statement of EQ Advisors Trust on Form
                          N-1A (Nos. 333-17217 and 811-07953), filed on August 28, 1997.

         1-A(10)(a)       Application Form EV4-200N, previously filed with this Registration Statement File
                          No. 333-17633 on December 11, 1996.

         1-A(10)(b)       Application Form EV4-200P, previously filed with this Registration Statement File
                          No. 333-17633 on December 11, 1996.

         1-A(10)(c)       Application Form EV4-200Q, previously filed with this Registration Statement File
                          No. 333-17633 on December 11, 1996.

         1-A(10)(d)       Distribution Agreement for services by The Equitable Life Assurance Society of the
                          United States to AXA Network, LLC and its subsidiaries dated January 1,2000 previously filed with this Registration Statement File No. 333-17633 on April 19, 2001.

         1-A(10)(e)       Distribution Agreement for services by AXA Network LLC and its subsidiaries to
                          The Equitable Life Assurance Society of the United States dated January 1, 2000 previously filed with this Registration Statement File No. 333-17633 on April 19, 2001.

         1-A(11)          The registrant is not required to have a Code of Ethics because it invests only in securities issued by registered open-end management investment companies.


Other Exhibits:

         2(a)             Opinion and Consent of Mary P. Breen, Vice President and Associate General Counsel of
                          The Equitable Life Assurance Society of the United States, previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

         2(b)(i)          Opinion and Consent of Joseph O. North, Vice President and Senior Actuary, relating to the SP-1 policies, previously filed with this Registration Statement File No. 333-17633 on
                          December 11, 1996.

         2(b)(ii)         Opinion  and  Consent  of  Joseph  O.  North,  Vice President  and  Senior  Actuary,
                          relating  to  the Champion  and  the  Basic  and  Expanded  policies, previously filed with this  Registration  Statement File No. 333-17633 on December 11, 1996.





         2(b)(iii)        Consent of Joseph O. North, Vice President and Senior Actuary, relating to Exhibits
                          2(b)(i) and 2(b)(ii), previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

         3                Inapplicable.

         4                Inapplicable.

         6                Consent of Independent Public Accountant.

         7(a)             Powers of Attorney previously filed with this Registration Statement, File No. 333-17633 on April 26, 2000.

         7(b)             Powers of Attorney, incorporated herein by reference to Exhibit No. 7(b) to Registration Statement No.
                          333-17663, filed on April 8, 2003.

         8                Amended and Restated Description of Equitable's Issuance, Transfer and Redemption
                          Procedures for Policies pursuant to Rule 6e-2(b)(12)(ii), previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

         9                Schedule Regarding Equitable Variable Policies and Related Post-Effective Amendment,
                          previously filed with this Registration Statement File No. 333-17633 on April 30, 1997.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, in the City and State of New York, on the 9th day of April, 2003.

                                     SEPARATE ACCOUNT I OF THE EQUITABLE
                                     LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                                     REGISTRANT

                                     By:   THE EQUITABLE LIFE
                                           ASSURANCE SOCIETY OF
                                           THE UNITED STATES,
                                           DEPOSITOR



                                     By:   /s/ Robin M. Wagner
                                           ------------------------------
                                              (Robin M. Wagner)
                                               Vice President



Attest:  /s/ Linda Galasso
        ------------------------
            (Linda Galasso)
             Assistant Secretary
             April 9, 2003

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Depositor certifies that it has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City and State of New York, on the 9th day of April, 2003.

                                            THE EQUITABLE LIFE ASSURANCE
                                            SOCIETY OF THE UNITED STATES
                                            (DEPOSITOR)


                                            By:  /s/ Robin M. Wagner
                                                --------------------------------
                                                    (Robin M. Wagner)
                                                     Vice President

      Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, President,
                                           Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Stanley B. Tulin                          Vice Chairman of the Board
                                           Chief Financial Officer and Director

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and Controller


*DIRECTORS:

Bruce W. Calvert            Denis Duverne                 W. Edwin Jarmain
Francoise Colloc'h          Jean-Rene Fourtou             Christina Johnson
Christopher M. Condron      John C. Graves                Scott D. Miller
Henri de Castries           Donald J. Greene              Joseph H. Moglia
Claus-Michael Dill          Mary R. (Nina) Henderson      Peter J. Tobin
Joseph L. Dionne            James F. Higgins              Stanley B. Tulin





*By:  /s/ Robin M. Wagner
     -----------------------
         (Robin M. Wagner)
          Attorney-in-Fact
          April 9, 2003

                                  EXHIBIT INDEX


EXHIBIT NO.                                                      TAG VALUE
-----------                                                      --------

6             Consent of Independent Accountants.                EX-99.6

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104